UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-215

Fidelity Hastings Street Trust

(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2008

Item 1. Reports to Stockholders

Fidelity Fifty®

Annual Report

June 30, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity Fifty®	-8.50%	8.06%	7.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Fifty® on June 30, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Peter Saperstone, Portfolio Manager of Fidelity Fifty®

As threats of a recession, concerns about inflation and higher unemployment rates weighed heavily on consumers and investors, the U.S. equity markets struggled for the 12-month period ending June 30, 2008. For investors, the lingering effects of the subprime mortgage crisis and subsequent credit crunch were felt in nearly all segments of the market, with financial stocks lagging the most and the energy sector continuing its upward trajectory. In an effort to reignite the economy, the Federal Reserve Board lowered the fed funds target rate seven times, taking it from 5.25% to 2.00% between September 2007 and April 2008. The Fed also stepped in to help prevent the near collapse of one of the nation's largest investment banks, Bear Stearns. These moves initially seemed to bolster investor confidence, but, ultimately, most indexes lagged. The Standard & Poor's 500SM Index fell 13.12% for the 12 months ending June 30, 2008. The Dow Jones Industrial AverageSM also declined, with a -13.27% return, and the NASDAQ Composite® Index plunged 11.28% over the corresponding 12 months.

During the past year, the fund returned -8.50%, solidly beating the S&P 500®. Performance was aided by underweighting the weak-performing financials sector. That said, stock selection was the primary driver of performance, with favorable picks in energy, information technology, industrials, materials, consumer staples and telecommunication services. Overweighting technology had a positive impact as well. Additionally, the fund's foreign investments were aided by currency fluctuations. NAVTEQ was the fund's top individual contributor. The company enjoyed strong demand for its handheld GPS (global positioning systems) products and received a lucrative buyout offer, after which I sold the stock. Other contributors included pump maker Flowserve, for-profit education company DeVry and two natural gas producers - EOG Resources and Chesapeake Energy. Conversely, an overweighting and unfavorable stock selection in consumer discretionary hurt, as did underweightings in health care and utilities. Harman International, a maker of auto "infotainment" products, was the fund's largest detractor, as the stock fell sharply twice during the period. Performance also was hurt by auto and equipment rental provider Hertz Global Holdings, media conglomerate Time Warner - which I sold - and cellular handset maker Nokia. All of the stocks I've mentioned except for EOG Resources, Chesapeake Energy, Harman and Time Warner were out-of-benchmark holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2008 to June 30, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period* January 1, 2008 to June 30, 2008
Actual	$ 1,000.00	$ 915.10	$ 4.76
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,019.89	$ 5.02

* Expenses are equal to the Fund's annualized expense ratio of 1.00%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Flowserve Corp.	5.4	3.6
Research In Motion Ltd.	3.9	2.2
Peabody Energy Corp.	3.2	0.0
Molson Coors Brewing Co. Class B	3.2	3.3
Alstom SA	3.0	4.6
CVS Caremark Corp.	3.0	0.0
Diamond Offshore Drilling, Inc.	3.0	0.3
American Tower Corp. Class A	3.0	2.8
Halliburton Co.	2.9	0.0
The Walt Disney Co.	2.9	3.4
	33.5
Top Five Market Sectors as of June 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	26.5	5.0
Industrials	16.1	20.8
Information Technology	14.7	24.8
Consumer Discretionary	10.4	23.9
Materials	8.4	2.0
Asset Allocation (% of fund's net assets)
As of June 30, 2008 *		As of December 31, 2007 **
	Stocks 95.3%		Stocks 101.0%
	Short-Term Investments and Net Other Assets 4.7%		Short-Term Investments and Net Other Assets † (1.0)%
* Foreign investments	17.9%	** Foreign investments	27.9%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments June 30, 2008

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 1.5%
WABCO Holdings, Inc.	416,900	$ 19,369,174
Diversified Consumer Services - 3.0%
DeVry, Inc.	483,000	25,898,460
Weight Watchers International, Inc.	350,306	12,474,397
		38,372,857
Hotels, Restaurants & Leisure - 1.0%
International Game Technology	537,700	13,431,746
Household Durables - 2.0%
Harman International Industries, Inc.	621,141	25,709,026
Media - 2.9%
The Walt Disney Co.	1,217,600	37,989,120
TOTAL CONSUMER DISCRETIONARY		134,871,923
CONSUMER STAPLES - 6.2%
Beverages - 3.2%
Molson Coors Brewing Co. Class B	765,166	41,571,469
Food & Staples Retailing - 3.0%
CVS Caremark Corp.	986,700	39,043,719
TOTAL CONSUMER STAPLES		80,615,188
ENERGY - 26.5%
Energy Equipment & Services - 15.7%
BJ Services Co. (d)	1,182,500	37,769,050
Cameron International Corp. (a)	504,000	27,896,400
Diamond Offshore Drilling, Inc.	279,600	38,903,544
Halliburton Co.	717,100	38,056,497
Oceaneering International, Inc. (a)	363,900	28,038,495
Weatherford International Ltd. (a)	681,400	33,790,626
		204,454,612
Oil, Gas & Consumable Fuels - 10.8%
Chesapeake Energy Corp.	491,100	32,392,956
CONSOL Energy, Inc.	255,200	28,676,824
Denbury Resources, Inc. (a)	198,600	7,248,900
EOG Resources, Inc.	109,300	14,340,160
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Peabody Energy Corp.	480,800	$ 42,334,440
XTO Energy, Inc.	226,431	15,512,788
		140,506,068
TOTAL ENERGY		344,960,680
FINANCIALS - 1.6%
Diversified Financial Services - 1.5%
Bolsa de Mercadorias & Futuros - BM&F SA	2,253,900	19,415,144
Real Estate Management & Development - 0.1%
Indiabulls Real Estate Ltd.	210,896	1,338,671
TOTAL FINANCIALS		20,753,815
HEALTH CARE - 5.8%
Health Care Equipment & Supplies - 1.6%
C.R. Bard, Inc.	231,514	20,361,656
Health Care Providers & Services - 2.2%
Express Scripts, Inc. (a)	450,100	28,230,272
Life Sciences Tools & Services - 2.0%
Waters Corp. (a)	416,400	26,857,800
TOTAL HEALTH CARE		75,449,728
INDUSTRIALS - 16.1%
Electrical Equipment - 7.8%
Alstom SA (d)	172,600	39,578,105
Bharat Heavy Electricals Ltd.	593,818	19,080,881
Nexans SA	170,800	20,932,744
Prysmian SpA	883,763	22,310,958
		101,902,688
Machinery - 5.7%
Colfax Corp.	184,266	4,623,234
Flowserve Corp.	513,700	70,222,790
		74,846,024
Road & Rail - 2.6%
All America Latina Logistica SA unit	877,400	11,186,412
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
CSX Corp.	323,800	$ 20,337,878
Hertz Global Holdings, Inc. (a)	188,300	1,807,680
		33,331,970
TOTAL INDUSTRIALS		210,080,682
INFORMATION TECHNOLOGY - 14.7%
Communications Equipment - 7.9%
Nokia Corp. sponsored ADR	1,108,200	27,150,900
QUALCOMM, Inc.	574,700	25,499,439
Research In Motion Ltd. (a)	432,800	50,594,322
		103,244,661
Computers & Peripherals - 0.0%
Apple, Inc. (a)	700	117,208
Internet Software & Services - 1.8%
Akamai Technologies, Inc. (a)(d)	666,521	23,188,266
IT Services - 4.0%
Fiserv, Inc. (a)	710,300	32,226,311
Visa, Inc.	251,600	20,457,596
		52,683,907
Semiconductors & Semiconductor Equipment - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,183,700	12,914,167
TOTAL INFORMATION TECHNOLOGY		192,148,209
MATERIALS - 8.4%
Metals & Mining - 8.4%
Freeport-McMoRan Copper & Gold, Inc. Class B	306,400	35,907,016
MMX Mineracao e Metalicos SA (a)	260,800	8,018,234
Nucor Corp.	136,900	10,222,323
Steel Dynamics, Inc.	695,100	27,157,557
United States Steel Corp.	155,800	28,788,724
		110,093,854
TELECOMMUNICATION SERVICES - 3.0%
Wireless Telecommunication Services - 3.0%
American Tower Corp. Class A (a)	917,700	38,772,825
Common Stocks - continued
	Shares	Value
UTILITIES - 2.6%
Electric Utilities - 2.6%
Entergy Corp.	165,600	$ 19,951,488
Exelon Corp.	151,500	13,628,940
		33,580,428
TOTAL COMMON STOCKS (Cost $1,147,427,156)		1,241,327,332
Money Market Funds - 4.0%

Fidelity Cash Central Fund, 2.38% (b)	5,463,763	5,463,763
Fidelity Securities Lending Cash Central Fund, 2.39% (b)(c)	47,177,000	47,177,000
TOTAL MONEY MARKET FUNDS (Cost $52,640,763)		52,640,763
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $1,200,067,919)		1,293,968,095
NET OTHER ASSETS - 0.7%		8,508,963
NET ASSETS - 100%		$ 1,302,477,058
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,142,913
Fidelity Securities Lending Cash Central Fund	430,963
Total	$ 1,573,876
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.1%
France	4.6%
Canada	3.9%
Brazil	3.0%
Finland	2.1%
Italy	1.7%
India	1.6%
Taiwan	1.0%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending June 30, 2009 approximately $180,935,820 of losses recognized during the period November 1, 2007 to June 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2008

Assets
Investment in securities, at value (including securities loaned of $45,222,293) - See accompanying schedule: Unaffiliated issuers (cost $1,147,427,156)	$ 1,241,327,332
Fidelity Central Funds (cost $52,640,763)	52,640,763
Total Investments (cost $1,200,067,919)		$ 1,293,968,095
Foreign currency held at value (cost $3,113,086)		3,100,749
Receivable for investments sold		65,072,216
Receivable for fund shares sold		950,322
Dividends receivable		1,029,460
Distributions receivable from Fidelity Central Funds		91,241
Prepaid expenses		2,549
Other receivables		15,080
Total assets		1,364,229,712

Liabilities
Payable for investments purchased	$ 8,752,135
Payable for fund shares redeemed	4,610,020
Accrued management fee	835,615
Other affiliated payables	312,121
Other payables and accrued expenses	65,763
Collateral on securities loaned, at value	47,177,000
Total liabilities		61,752,654

Net Assets		$ 1,302,477,058
Net Assets consist of:
Paid in capital		$ 1,383,964,149
Accumulated net investment loss		(87)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(175,346,994)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		93,859,990
Net Assets, for 65,270,959 shares outstanding		$ 1,302,477,058
Net Asset Value, offering price and redemption price per share ($1,302,477,058 ÷ 65,270,959 shares)		$ 19.95

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended June 30, 2008

Investment Income
Dividends		$ 11,783,663
Interest		45,624
Income from Fidelity Central Funds		1,573,876
Total income		13,403,163

Expenses
Management fee Basic fee	$ 8,301,584
Performance adjustment	2,098,651
Transfer agent fees	3,562,542
Accounting and security lending fees	474,345
Custodian fees and expenses	56,735
Independent trustees' compensation	6,059
Registration fees	77,994
Audit	59,021
Legal	8,195
Interest	16,377
Miscellaneous	92,954
Total expenses before reductions	14,754,457
Expense reductions	(101,044)	14,653,413
Net investment income (loss)		(1,250,250)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $15,057)	(84,581,540)
Foreign currency transactions	(300,392)
Total net realized gain (loss)		(84,881,932)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $2,882)	(66,436,067)
Assets and liabilities in foreign currencies	(21,350)
Total change in net unrealized appreciation (depreciation)		(66,457,417)
Net gain (loss)		(151,339,349)
Net increase (decrease) in net assets resulting from operations		$ (152,589,599)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended June 30, 2008	Year ended June 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,250,250)	$ 3,952,503
Net realized gain (loss)	(84,881,932)	210,392,737
Change in net unrealized appreciation (depreciation)	(66,457,417)	37,818,621
Net increase (decrease) in net assets resulting from operations	(152,589,599)	252,163,861
Distributions to shareholders from net investment income	(1,166,932)	(4,645,410)
Distributions to shareholders from net realized gain	(264,783,222)	(91,127,090)
Total distributions	(265,950,154)	(95,772,500)
Share transactions Proceeds from sales of shares	538,874,678	488,434,858
Reinvestment of distributions	259,377,085	93,419,538
Cost of shares redeemed	(564,686,677)	(446,446,711)
Net increase (decrease) in net assets resulting from share transactions	233,565,086	135,407,685
Redemption fees	-	4,779
Total increase (decrease) in net assets	(184,974,667)	291,803,825

Net Assets
Beginning of period	1,487,451,725	1,195,647,900
End of period (including accumulated net investment loss of $87 and undistributed net investment income of $1,079,975, respectively)	$ 1,302,477,058	$ 1,487,451,725
Other Information Shares
Sold	23,613,048	20,712,293
Issued in reinvestment of distributions	11,524,073	4,525,411
Redeemed	(26,883,343)	(18,833,956)
Net increase (decrease)	8,253,778	6,403,748

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended June 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 26.09	$ 23.62	$ 20.07	$ 19.59	$ 17.90
Income from Investment Operations
Net investment income (loss) B	(.02)	.07	.11 E	.07 F	(.05)
Net realized and unrealized gain (loss)	(1.85)	4.27	3.61	.49	1.77
Total from investment operations	(1.87)	4.34	3.72	.56	1.72
Distributions from net investment income	(.02)	(.09)	(.01)	(.08)	(.03)
Distributions from net realized gain	(4.25)	(1.78)	(.16)	-	-
Total distributions	(4.27)	(1.87)	(.17)	(.08)	(.03)
Redemption fee added to paid in capital	-	- B, H,I	- B, H	- B, H	- B, H
Net asset value, end of period	$ 19.95	$ 26.09	$ 23.62	$ 20.07	$ 19.59
Total Return A	(8.50)%	20.47%	18.56%	2.85%	9.63%
Ratios to Average Net Assets C,G
Expenses before reductions	.99%	.84%	.79%	.97%	1.05%
Expenses net of fee waivers, if any	.99%	.84%	.79%	.97%	1.05%
Expenses net of all reductions	.98%	.83%	.77%	.92%	.99%
Net investment income (loss)	(.08)%	.30%	.46% E	.35% F	(.29)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,302,477	$ 1,487,452	$ 1,195,648	$ 795,058	$ 926,174
Portfolio turnover rate D	173%	236%	107%	110%	161%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .27%.

F Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.14)%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H Amount represents less than $.01 per share.

I The redemption fee was eliminated during the year ended June 30, 2007.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2008

1. Organization.

Fidelity Fifty (the Fund) is a non-diversified fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds,

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, deferred trustees compensation, and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 186,871,031
Unrealized depreciation	(96,012,704)
Net unrealized appreciation (depreciation)	90,858,327
Undistributed ordinary income	1,943,543

Cost for federal income tax purposes	$ 1,203,109,768

The tax character of distributions paid was as follows:

	June 30, 2008	June 30, 2007
Ordinary Income	$ 147,697,148	$ 25,635,358
Long-term Capital Gains	118,253,006	70,137,142
Total	$ 265,950,154	$ 95,772,500

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,536,754,014 and $2,617,145,693, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the Fund's transfer agent. For the period the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19,099 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,921,071	4.24%	$ 16,377

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,839 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $430,963.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $58,558 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $1,687 and $40,799, respectively.

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $ 248,320, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fifty:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fifty (a fund of Fidelity Hastings Street Trust) at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Fifty's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 19, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Edward C. Johnson 3d and James C. Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Members and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Hastings Street Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity Fifty. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-
present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity Fifty. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Fidelity Fifty. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of Fidelity Fifty. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity Fifty. Mr. McGinty also serves as Assistant Secretary of other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of Fidelity Fifty. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR Co. Legal (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of Fidelity Fifty. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity Fifty. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments. He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-
present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of Fidelity Fifty. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity Fifty. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Fifty. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of Fidelity Fifty. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Fidelity Fifty. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Fifty. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Fifty Fund voted to pay on August 11, 2008, to shareholders of record at the opening of business on August 8, 2008, a distribution of $0.035 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2008, $1,909,788, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 12% and 5% of the dividends distributed in August and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 14% and 5% of the dividends distributed in August and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	5,283,033,775.58	95.146
Withheld	269,544,935.17	4.854
TOTAL	5,552,578,710.75	100.000
Dennis J. Dirks
Affirmative	5,309,249,727.21	95.618
Withheld	243,328,983.54	4.382
TOTAL	5,552,578,710.75	100.000
Edward C. Johnson 3d
Affirmative	5,252,938,642.62	94.604
Withheld	299,640,068.13	5.396
TOTAL	5,552,578,710.75	100.000
Alan J. Lacy
Affirmative	5,300,188,165.66	95.455
Withheld	252,390,545.09	4.545
TOTAL	5,552,578,710.75	100.000
Ned C. Lautenbach
Affirmative	5,297,558,579.14	95.407
Withheld	255,020,131.61	4.593
TOTAL	5,552,578,710.75	100.000
Joseph Mauriello
Affirmative	5,303,242,593.91	95.510
Withheld	249,336,116.84	4.490
TOTAL	5,552,578,710.75	100.000
Cornelia M. Small
Affirmative	5,306,804,229.45	95.574
Withheld	245,774,481.30	4.426
TOTAL	5,552,578,710.75	100.000
William S. Stavropoulos
Affirmative	5,284,506,192.07	95.172
Withheld	268,072,518.68	4.828
TOTAL	5,552,578,710.75	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	5,308,375,429.85	95.602
Withheld	244,203,280.90	4.398
TOTAL	5,552,578,710.75	100.000
Michael E. Wiley
Affirmative	5,304,369,992.98	95.530
Withheld	248,208,717.77	4.470
TOTAL	5,552,578,710.75	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,180,350,765.24	75.287
Against	812,580,433.39	14.634
Abstain	292,815,961.45	5.274
Broker Non-Votes	266,831,550.67	4.805
TOTAL	5,552,578,710.75	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management &
Research Company (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

FIF-UANN-0808
1.787732.105

Fidelity®
Fund-
Fidelity Fund
Class K

Annual Report

June 30, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity Fund	-3.73%	9.80%	4.02%
Class KA	-3.71%	9.81%	4.02%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Fund, a class of the fund, on June 30, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from John Avery, Portfolio Manager of Fidelity® Fund

As threats of a recession, concerns about inflation and higher unemployment rates weighed heavily on consumers and investors, the U.S. equity markets struggled for the 12-month period ending June 30, 2008. For investors, the lingering effects of the subprime mortgage crisis and subsequent credit crunch were felt in nearly all segments of the market, with financial stocks lagging the most and the energy sector continuing its upward trajectory. In an effort to reignite the economy, the Federal Reserve Board lowered the fed funds target rate seven times, taking it from 5.25% to 2.00% between September 2007 and April 2008. The Fed also stepped in to help prevent the near collapse of one of the nation's largest investment banks, Bear Stearns. These moves initially seemed to bolster investor confidence, but, ultimately, most indexes lagged. The Standard & Poor's 500SM Index fell 13.12% for the 12 months ending June 30, 2008. The Dow Jones Industrial AverageSM also declined, with a -13.27% return, and the NASDAQ Composite® Index plunged 11.28% over the corresponding 12 months.

During the past year, the fund's Retail Class shares returned -3.73%, beating the S&P 500® by a wide margin. (For specific performance results for the fund's new Class K shares, please see the performance section of this report.) Favorable stock picking in materials had the most positive impact on performance. Stock selection also added considerable value in health care, financials, information technology and industrials. Additionally, the fund's foreign investments were aided by currency fluctuations. Monsanto was the largest individual contributor and the fund's largest holding at period end. Farmers willingly paid premium prices for the company's genetically modified seeds in exchange for higher crop yields, boosting Monsanto's profits and market share. Japanese video game maker Nintendo also was a solid contributor, as were coal producer Peabody Energy and Ireland-based biopharmaceutical holding Elan. Both Elan and Nintendo were out-of-benchmark positions. Underweighting weak-performing financial conglomerate Citigroup, an index component, helped as well. Conversely, stock picking in consumer discretionary was a minor drawback. At the stock level, publisher McGraw-Hill, owner of credit-rating business Standard & Poor's, performed poorly, plagued by concerns about the slowdown in new corporate bond issuance and the possibility of tighter regulations governing companies that issue credit-quality ratings. Mortgage securitizer Fannie Mae and refiner Valero Energy detracted as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2008 to June 30, 2008) for Fidelity Fund and for the entire period (May 9, 2008 to June 30, 2008) for Class K. The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (January 1, 2008 to June 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value June 30, 2008	Expenses Paid During Period
Fidelity Fund
Actual	$ 1,000.00	$ 898.30	$ 2.64 B
HypotheticalA	$ 1,000.00	$ 1,022.08	$ 2.82 C
Class K
Actual	$ 1,000.00	$ 951.00	$ .61 B
HypotheticalA	$ 1,000.00	$ 1,022.73	$ 2.16 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period) for Fidelity Fund and multiplied by 53/366 (to reflect the period May 9, 2008 to June 30, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Fidelity Fund	.56%
Class K	.43%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	3.2	3.3
Exxon Mobil Corp.	2.2	2.2
Wal-Mart Stores, Inc.	1.7	0.0
Wyeth	1.7	0.9
Peabody Energy Corp.	1.6	0.9
International Business Machines Corp.	1.6	0.0
Apple, Inc.	1.6	1.5
Occidental Petroleum Corp.	1.5	1.2
Schlumberger Ltd. (NY Shares)	1.4	1.5
Honeywell International, Inc.	1.3	1.8
	17.8
Top Five Market Sectors as of June 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	17.5	12.8
Information Technology	17.1	16.5
Financials	12.0	15.1
Industrials	10.4	13.4
Health Care	10.2	11.8
Asset Allocation (% of fund's net assets)
As of June 30, 2008 *		As of December 31, 2007 **
	Stocks 93.8%		Stocks 97.0%
	Convertible Securities 0.6%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 5.6%		Short-Term Investments and Net Other Assets 3.0%
* Foreign investments	14.3%	** Foreign investments	20.1%

Annual Report

Investments June 30, 2008

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 6.9%
Auto Components - 0.2%
Johnson Controls, Inc.	526,600	$ 15,103
Hotels, Restaurants & Leisure - 0.6%
McDonald's Corp.	766,900	43,115
Household Durables - 0.8%
Lennar Corp. Class A (d)	666,800	8,228
Pulte Homes, Inc.	699,700	6,738
Whirlpool Corp. (d)	701,500	43,304
		58,270
Media - 2.2%
Discovery Holding Co. Class A (a)	775,400	17,028
McGraw-Hill Companies, Inc.	831,900	33,376
Regal Entertainment Group Class A	1,354,628	20,699
The Walt Disney Co.	1,193,900	37,250
Time Warner, Inc.	3,038,200	44,965
		153,318
Multiline Retail - 0.6%
Target Corp.	889,500	41,353
Specialty Retail - 2.0%
AutoZone, Inc. (a)	176,900	21,407
Home Depot, Inc.	983,200	23,027
Lowe's Companies, Inc.	1,711,400	35,512
PetSmart, Inc.	993,451	19,819
Staples, Inc.	1,917,550	45,542
		145,307
Textiles, Apparel & Luxury Goods - 0.5%
Polo Ralph Lauren Corp. Class A	598,373	37,566
TOTAL CONSUMER DISCRETIONARY		494,032
CONSUMER STAPLES - 7.9%
Beverages - 1.0%
PepsiCo, Inc.	1,187,990	75,544
Food & Staples Retailing - 2.7%
CVS Caremark Corp.	1,745,700	69,077
Wal-Mart Stores, Inc.	2,165,100	121,679
		190,756
Food Products - 2.2%
Bunge Ltd. (d)	693,000	74,629
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Lindt & Spruengli AG (participation certificate)	12,834	$ 35,371
Nestle SA (Reg.)	987,460	44,504
		154,504
Household Products - 0.9%
Procter & Gamble Co.	1,084,544	65,951
Tobacco - 1.1%
British American Tobacco PLC sponsored ADR	291,700	20,200
Philip Morris International, Inc.	1,148,200	56,710
		76,910
TOTAL CONSUMER STAPLES		563,665
ENERGY - 17.5%
Energy Equipment & Services - 2.6%
Halliburton Co.	1,161,900	61,662
Schlumberger Ltd. (NY Shares)	908,400	97,589
Transocean, Inc. (a)	203,933	31,077
		190,328
Oil, Gas & Consumable Fuels - 14.9%
Canadian Natural Resources Ltd.	279,400	27,640
Chesapeake Energy Corp.	1,060,400	69,944
Chevron Corp.	709,500	70,333
ConocoPhillips	675,400	63,751
Copano Energy LLC	420,400	14,189
Denbury Resources, Inc. (a)	904,600	33,018
Devon Energy Corp.	169,800	20,403
Energy Transfer Equity LP	567,700	16,458
EOG Resources, Inc.	495,300	64,983
Exxon Mobil Corp.	1,803,700	158,960
Hess Corp.	465,700	58,767
Occidental Petroleum Corp.	1,175,200	105,603
Peabody Energy Corp.	1,343,900	118,330
Petroleo Brasileiro SA - Petrobras sponsored ADR	693,800	49,142
Plains Exploration & Production Co. (a)	336,800	24,576
Spectra Energy Corp.	845,100	24,288
Ultra Petroleum Corp. (a)	419,479	41,193
Valero Energy Corp.	1,233,200	50,783
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Williams Companies, Inc.	823,700	$ 33,203
XTO Energy, Inc.	325,000	22,266
		1,067,830
TOTAL ENERGY		1,258,158
FINANCIALS - 11.4%
Capital Markets - 3.8%
Bank of New York Mellon Corp.	1,037,500	39,249
Goldman Sachs Group, Inc.	285,000	49,847
Julius Baer Holding AG	610,658	40,957
Lazard Ltd. Class A	514,500	17,570
State Street Corp.	1,283,300	82,118
T. Rowe Price Group, Inc.	765,300	43,216
		272,957
Commercial Banks - 1.3%
Sumitomo Mitsui Financial Group, Inc.	2,813	21,171
U.S. Bancorp, Delaware	725,500	20,234
Wachovia Corp.	561,200	8,715
Wells Fargo & Co.	1,630,500	38,724
		88,844
Consumer Finance - 1.4%
American Express Co.	770,292	29,017
Capital One Financial Corp. (d)	677,000	25,733
SLM Corp. (a)	2,480,400	47,996
		102,746
Diversified Financial Services - 2.2%
Bank of America Corp.	2,173,665	51,885
Bovespa Holding SA	1,196,200	16,053
CIT Group, Inc.	1,348,100	9,181
Citigroup, Inc.	983,400	16,482
JPMorgan Chase & Co.	1,906,300	65,405
		159,006
Insurance - 1.9%
AFLAC, Inc.	406,500	25,528
American International Group, Inc.	1,077,900	28,521
Berkshire Hathaway, Inc. Class A (a)	165	19,924
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
MetLife, Inc.	627,600	$ 33,118
Principal Financial Group, Inc. (d)	594,700	24,960
		132,051
Thrifts & Mortgage Finance - 0.8%
Fannie Mae	1,632,600	31,852
Freddie Mac (d)	1,663,400	27,280
		59,132
TOTAL FINANCIALS		814,736
HEALTH CARE - 10.2%
Biotechnology - 1.7%
Cephalon, Inc. (a)	267,200	17,820
CSL Ltd.	1,672,786	57,255
Gilead Sciences, Inc. (a)	919,000	48,661
		123,736
Health Care Equipment & Supplies - 3.2%
Becton, Dickinson & Co.	423,600	34,439
C.R. Bard, Inc.	1,007,200	88,583
Covidien Ltd.	1,060,400	50,783
Sonova Holding AG	346,437	28,594
St. Jude Medical, Inc. (a)	720,400	29,450
		231,849
Health Care Providers & Services - 0.6%
Medco Health Solutions, Inc. (a)	872,000	41,158
Pharmaceuticals - 4.7%
Abbott Laboratories	959,900	50,846
Allergan, Inc.	636,800	33,145
Elan Corp. PLC sponsored ADR (a)	1,954,296	69,475
Johnson & Johnson	444,300	28,586
Merck & Co., Inc.	855,300	32,236
Wyeth	2,467,540	118,343
		332,631
TOTAL HEALTH CARE		729,374
INDUSTRIALS - 10.4%
Aerospace & Defense - 3.9%
General Dynamics Corp.	818,700	68,935
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Honeywell International, Inc.	1,861,100	$ 93,576
Lockheed Martin Corp.	917,430	90,514
Raytheon Co.	530,800	29,873
		282,898
Air Freight & Logistics - 0.4%
United Parcel Service, Inc. Class B	445,900	27,409
Commercial Services & Supplies - 0.7%
Stericycle, Inc. (a)	394,900	20,416
The Brink's Co.	406,600	26,600
		47,016
Construction & Engineering - 1.2%
Fluor Corp.	240,300	44,715
Jacobs Engineering Group, Inc. (a)	187,200	15,107
Quanta Services, Inc. (a)	824,600	27,434
		87,256
Electrical Equipment - 1.6%
ABB Ltd. (Reg.)	770,534	21,813
Alstom SA (d)	105,300	24,146
American Superconductor Corp. (a)(d)	649,200	23,274
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	543,300	20,352
Vestas Wind Systems AS (a)	212,200	27,628
		117,213
Industrial Conglomerates - 0.5%
Siemens AG sponsored ADR	353,900	38,975
Machinery - 2.1%
Caterpillar, Inc.	226,400	16,713
Cummins, Inc.	321,600	21,071
Danaher Corp.	304,900	23,569
Deere & Co.	422,500	30,475
Eaton Corp.	220,200	18,710
Navistar International Corp. (a)	296,800	19,535
Sulzer AG (Reg.)	142,410	17,994
		148,067
TOTAL INDUSTRIALS		748,834
INFORMATION TECHNOLOGY - 17.1%
Communications Equipment - 2.6%
Cisco Systems, Inc. (a)	3,955,076	91,995
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
QUALCOMM, Inc.	1,348,100	$ 59,815
Research In Motion Ltd. (a)	273,500	31,972
		183,782
Computers & Peripherals - 4.7%
Apple, Inc. (a)	686,800	114,998
Hewlett-Packard Co.	2,018,500	89,238
International Business Machines Corp.	971,700	115,176
NCR Corp. (a)	814,121	20,516
		339,928
Electronic Equipment & Instruments - 1.2%
Amphenol Corp. Class A	1,897,238	85,148
Internet Software & Services - 1.0%
Google, Inc. Class A (sub. vtg.) (a)	142,485	75,007
IT Services - 0.9%
Visa, Inc.	796,900	64,796
Semiconductors & Semiconductor Equipment - 4.4%
Analog Devices, Inc.	998,200	31,713
Applied Materials, Inc.	3,783,200	72,221
Infineon Technologies AG sponsored ADR (a)	1,930,600	16,468
Intel Corp.	2,364,600	50,792
Lam Research Corp. (a)	938,500	33,927
Skyworks Solutions, Inc. (a)	2,279,134	22,495
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,984,400	32,560
Texas Instruments, Inc. (d)	611,000	17,206
Xilinx, Inc.	1,389,100	35,075
		312,457
Software - 2.3%
Microsoft Corp.	2,696,100	74,170
Nintendo Co. Ltd.	54,100	30,231
Oracle Corp. (a)	1,689,600	35,482
VMware, Inc. Class A (d)	426,900	22,993
		162,876
TOTAL INFORMATION TECHNOLOGY		1,223,994
MATERIALS - 7.0%
Chemicals - 6.1%
Albemarle Corp.	452,100	18,043
CF Industries Holdings, Inc.	243,000	37,130
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
FMC Corp.	575,500	$ 44,567
Monsanto Co.	1,794,654	226,914
Potash Corp. of Saskatchewan, Inc.	138,900	31,748
Praxair, Inc.	388,522	36,614
The Mosaic Co. (a)	285,000	41,240
		436,256
Metals & Mining - 0.9%
Freeport-McMoRan Copper & Gold, Inc. Class B	302,200	35,415
Goldcorp, Inc.	442,100	20,389
Newcrest Mining Ltd.	447,353	12,567
		68,371
TOTAL MATERIALS		504,627
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 2.2%
AT&T, Inc.	2,449,895	82,537
Verizon Communications, Inc.	2,070,700	73,303
		155,840
UTILITIES - 3.2%
Electric Utilities - 1.6%
Entergy Corp.	328,900	39,626
Exelon Corp.	488,800	43,972
PPL Corp.	649,200	33,934
		117,532
Independent Power Producers & Energy Traders - 1.6%
Constellation Energy Group, Inc.	406,000	33,333
Dynegy, Inc. Class A (a)	4,544,400	38,855
NRG Energy, Inc. (a)	1,020,500	43,779
		115,967
TOTAL UTILITIES		233,499
TOTAL COMMON STOCKS (Cost $5,983,774)		6,726,759
Convertible Preferred Stocks - 0.6%
	Shares	Value (000s)
FINANCIALS - 0.6%
Diversified Financial Services - 0.1%
CIT Group, Inc. Series C, 8.75%	61,400	$ 2,510
Insurance - 0.3%
American International Group, Inc. Series A, 8.50%	400,000	23,865
Thrifts & Mortgage Finance - 0.2%
Fannie Mae 8.75%	400,000	15,400
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $53,070)		41,775
Money Market Funds - 7.6%

Fidelity Cash Central Fund, 2.38% (b)	388,043,522	388,044
Fidelity Securities Lending Cash Central Fund, 2.39% (b)(c)	155,186,375	155,186
TOTAL MONEY MARKET FUNDS (Cost $543,230)		543,230
Cash Equivalents - 0.2%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 1.34%, dated 6/30/08 due 7/1/08 (Collateralized by U.S. Treasury Obligations) # (Cost $16,906)	$ 16,907	16,906
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $6,596,980)		7,328,670
NET OTHER ASSETS - (2.2)%		(155,001)
NET ASSETS - 100%		$ 7,173,669
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$16,906,000 due 7/01/08 at 1.34%
Banc of America Securities LLC	$ 3,343
Barclays Capital, Inc.	4,709
Goldman, Sachs & Co.	8,854
$ 16,906
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 5,875
Fidelity Securities Lending Cash Central Fund	880
Total	$ 6,755
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.7%
Switzerland	2.7%
Canada	2.2%
Bermuda	2.0%
Netherlands Antilles	1.4%
Ireland	1.0%
Others (individually less than 1%)	5.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	June 30, 2008

Assets
Investment in securities, at value (including securities loaned of $149,074 and repurchase agreements of $16,906) - See accompanying schedule: Unaffiliated issuers (cost $6,053,750)	$ 6,785,440
Fidelity Central Funds (cost $543,230)	543,230
Total Investments (cost $6,596,980)		$ 7,328,670
Foreign currency held at value (cost $4,270)		4,270
Receivable for investments sold		43,460
Receivable for fund shares sold		6,027
Dividends receivable		4,520
Distributions receivable from Fidelity Central Funds		693
Prepaid expenses		11
Other receivables		258
Total assets		7,387,909

Liabilities
Payable for investments purchased	$ 42,958
Payable for fund shares redeemed	12,378
Accrued management fee	2,136
Other affiliated payables	1,251
Other payables and accrued expenses	331
Collateral on securities loaned, at value	155,186
Total liabilities		214,240

Net Assets		$ 7,173,669
Net Assets consist of:
Paid in capital		$ 6,235,073
Undistributed net investment income		19,181
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		187,719
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		731,696
Net Assets		$ 7,173,669

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	June 30, 2008

Fidelity Fund: Net Asset Value, offering price and redemption price per share ($7,173,574.02 ÷ 200,987.516 shares)	$ 35.69

Class K: Net Asset Value, offering price and redemption price per share ($95.10 ÷ 2.664 shares)	$ 35.70

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended June 30, 2008

Investment Income
Dividends		$ 106,641
Interest		211
Income from Fidelity Central Funds		6,755
Total income		113,607

Expenses
Management fee	$ 25,774
Transfer agent fees	13,553
Accounting and security lending fees	1,196
Custodian fees and expenses	242
Independent trustees' compensation	30
Registration fees	88
Audit	83
Legal	49
Interest	3
Miscellaneous	273
Total expenses before reductions	41,291
Expense reductions	(368)	40,923
Net investment income (loss)		72,684
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	467,625
Foreign currency transactions	130
Total net realized gain (loss)		467,755
Change in net unrealized appreciation (depreciation) on: Investment securities	(825,278)
Assets and liabilities in foreign currencies	6
Total change in net unrealized appreciation (depreciation)		(825,272)
Net gain (loss)		(357,517)
Net increase (decrease) in net assets resulting from operations		$ (284,833)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2008	Year ended June 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 72,684	$ 65,819
Net realized gain (loss)	467,755	775,600
Change in net unrealized appreciation (depreciation)	(825,272)	612,454
Net increase (decrease) in net assets resulting from operations	(284,833)	1,453,873
Distributions to shareholders from net investment income	(72,940)	(72,277)
Distributions to shareholders from net realized gain	(310,354)	-
Total distributions	(383,294)	(72,277)
Share transactions - net increase (decrease)	423,387	(2,247,117)
Total increase (decrease) in net assets	(244,740)	(865,521)

Net Assets
Beginning of period	7,418,409	8,283,930
End of period (including undistributed net investment income of $19,181 and undistributed net investment income of $20,796, respectively)	$ 7,173,669	$ 7,418,409

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Fund

Years ended June 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 38.98	$ 32.55	$ 29.74	$ 28.81	$ 24.46
Income from Investment Operations
Net investment income (loss) B	.37	.30	.28	.44 E	.24
Net realized and unrealized gain (loss)	(1.65)	6.45	2.80	.87	4.35
Total from investment operations	(1.28)	6.75	3.08	1.31	4.59
Distributions from net investment income	(.38)	(.32)	(.27)	(.38)	(.24)
Distributions from net realized gain	(1.63)	-	-	-	-
Total distributions	(2.01)	(.32)	(.27)	(.38)	(.24)
Net asset value, end of period	$ 35.69	$ 38.98	$ 32.55	$ 29.74	$ 28.81
Total Return A	(3.73)%	20.86%	10.40%	4.58%	18.81%
Ratios to Average Net Assets C,F
Expenses before reductions	.56%	.57%	.59%	.60%	.61%
Expenses net of fee waivers, if any	.56%	.57%	.59%	.60%	.61%
Expenses net of all reductions	.55%	.56%	.56%	.57%	.59%
Net investment income (loss)	.98%	.86%	.87%	1.52% E	.89%
Supplemental Data
Net assets, end of period (in millions)	$ 7,174	$ 7,418	$ 8,284	$ 10,178	$ 10,499
Portfolio turnover rate D	80%	50%	72%	74%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.12 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Period ended June 30,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 37.54
Income from Investment Operations
Net investment income (loss) D	.05
Net realized and unrealized gain (loss)	(1.89)
Total from investment operations	(1.84)
Net asset value, end of period	$ 35.70
Total Return B,C	(4.90)%
Ratios to Average Net Assets E,H
Expenses before reductions	.43% A
Expenses net of fee waivers, if any	.43% A
Expenses net of all reductions	.43% A
Net investment income (loss)	1.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 95
Portfolio turnover rate F	80%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of shares of Class K and the existing class was designated Fidelity Fund on May 9, 2008. The Fund offers Fidelity Fund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,187,881
Unrealized depreciation	(487,500)
Net unrealized appreciation (depreciation)	700,381
Undistributed ordinary income	19,413
Undistributed long-term capital gain	198,086

Cost for federal income tax purposes	$ 6,628,289

The tax character of distributions paid was as follows:

	June 30, 2008	June 30, 2007
Ordinary Income	$ 72,940	$ 72,277
Long-term Capital Gains	310,354	-
Total	$ 383,294	$ 72,277

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,847,250 and $6,095,012, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .09% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of Fidelity Fund and asset-based fees of .05% of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Fidelity Fund. For the period, the transfer agent fees for Fidelity Fund were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees - continued

Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $54 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $14 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $880.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Bank Borrowings - continued

certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $16,907. The weighted average interest rate was 2.25%. The interest expense amounted to $3 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $180 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Fidelity Fund	$ 172

In addition, FMR voluntarily agreed to reimburse a portion of the existing class' operating expenses. During the period, this reimbursement reduced the existing class' expenses by $13.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment

Annual Report

11. Other - continued

of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,330, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2008	2007
From net investment income
Fidelity Fund	$ 72,940	$ 72,277
From net realized gain
Fidelity Fund	$ 310,354	$ -

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2008A	2007	2008 A	2007
Fidelity Fund
Shares sold	34,776	17,815	$ 1,322,511	$ 634,996
Reinvestment of distributions	9,112	1,967	359,856	67,769
Shares redeemed	(33,213)	(83,933)	(1,259,080)	(2,949,882)
Net increase (decrease)	10,675	(64,151)	$ 423,287	$ (2,247,117)
Class K
Shares sold	3	-	$ 100	$ -

A Share transactions for K Class are for the period May 9, 2008 (commencement of sale of shares) to June 30, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 19, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Mr. Johnson 3d and Mr. Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Hastings Street Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary of the fund. Mr. Goebel also serves as Secretary of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of the fund. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of the fund. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR Co. Legal (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of the fund. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of the fund. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Fund	08/11/08	08/08/08	$-	$0.99
Class K	08/11/08	08/08/08	$-	$0.99

A total of .03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2008, $494,561,120, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	5,283,033,775.58	95.146
Withheld	269,544,935.17	4.854
TOTAL	5,552,578,710.75	100.000
Dennis J. Dirks
Affirmative	5,309,249,727.21	95.618
Withheld	243,328,983.54	4.382
TOTAL	5,552,578,710.75	100.000
Edward C. Johnson 3d
Affirmative	5,252,938,642.62	94.604
Withheld	299,640,068.13	5.396
TOTAL	5,552,578,710.75	100.000
Alan J. Lacy
Affirmative	5,300,188,165.66	95.455
Withheld	252,390,545.09	4.545
TOTAL	5,552,578,710.75	100.000
Ned C. Lautenbach
Affirmative	5,297,558,579.14	95.407
Withheld	255,020,131.61	4.593
TOTAL	5,552,578,710.75	100.000
Joseph Mauriello
Affirmative	5,303,242,593.91	95.510
Withheld	249,336,116.84	4.490
TOTAL	5,552,578,710.75	100.000
Cornelia M. Small
Affirmative	5,306,804,229.45	95.574
Withheld	245,774,481.30	4.426
TOTAL	5,552,578,710.75	100.000
William S. Stavropoulos
Affirmative	5,284,506,192.07	95.172
Withheld	268,072,518.68	4.828
TOTAL	5,552,578,710.75	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	5,308,375,429.85	95.602
Withheld	244,203,280.90	4.398
TOTAL	5,552,578,710.75	100.000
Michael E. Wiley
Affirmative	5,304,369,992.98	95.530
Withheld	248,208,717.77	4.470
TOTAL	5,552,578,710.75	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,180,350,765.24	75.287
Against	812,580,433.39	14.634
Abstain	292,815,961.45	5.274
Broker Non-Votes	266,831,550.67	4.805
TOTAL	5,552,578,710.75	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

FID-UANN-0808
1.787731.105

Fidelity®
Growth Discovery
Fund -
Growth Discovery
Class K

Annual Report

June 30, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2008	Past 1 year	Past 5 years	Past 10 years
Growth Discovery A	1.98%	10.16%	6.51%
Class K A, B	2.05%	10.17%	6.52%

A Prior to February 1, 2007, Fidelity Growth Discovery Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

B The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Growth Discovery, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Growth Discovery, a class of the fund, on June 30, 1998. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jason Weiner, Portfolio Manager of Fidelity® Growth Discovery Fund

As threats of a recession, concerns about inflation and higher unemployment rates weighed heavily on consumers and investors, the U.S. equity markets struggled for the 12-month period ending June 30, 2008. For investors, the lingering effects of the subprime mortgage crisis and subsequent credit crunch were felt in nearly all segments of the market, with financial stocks lagging the most and the energy sector continuing its upward trajectory. In an effort to reignite the economy, the Federal Reserve Board lowered the fed funds target rate seven times, taking it from 5.25% to 2.00% between September 2007 and April 2008. The Fed also stepped in to help prevent the near collapse of one of the nation's largest investment banks, Bear Stearns. These moves initially seemed to bolster investor confidence, but, ultimately, most indexes lagged. The Standard & Poor's 500SM Index fell 13.12% for the 12 months ending June 30, 2008. The Dow Jones Industrial AverageSM also declined, with a -13.27% return, and the NASDAQ Composite® Index plunged 11.28% over the corresponding 12 months.

The fund's Retail Class shares gained 1.98% for the year, solidly outperforming the 6.38% loss of the Russell 3000® Growth Index. (For specific performance results for the fund's new Class K shares, please see the performance section of this shareholder report.) Good stock picks drove most of our outperformance. The best results came from the materials, industrials and health care sectors. Fertilizer companies Mosaic and Compass Minerals International, Fording Canadian Coal, foreign technology firms Research In Motion and Nintendo, and construction company McDermott International fared especially well. The fund also benefited from underweighting areas of the market most affected by the slowing U.S. economy, particularly consumer discretionary, as well as from currency fluctuations. On the downside, overweightings in banks and insurance weighed on performance, as did some unfavorable stock picks in pockets of technology. Four of the fund's five biggest detractors were tech stocks, including semiconductor firm Broadcom - an untimely sale - and Finnish mobile handset maker Nokia, as well as a big underweighting in consumer electronics giant Apple. My ill-timed sale of our stake in oilfield services firm Schlumberger also hurt, as did an underweighting and poor stock selection in consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2008 to June 30, 2008) for Growth Discovery and for the entire period (May 9, 2008 to June 30, 2008) for Class K. The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (January 1, 2008 to June 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value June 30, 2008	Expenses Paid During Period
Growth Discovery
Actual	$ 1,000.00	$ 898.50	$ 4.25 B
HypotheticalA	$ 1,000.00	$ 1,020.39	$ 4.52 C
Class K
Actual	$ 1,000.00	$ 978.60	$ 1.09 B
HypotheticalA	$ 1,000.00	$ 1,021.08	$ 3.82 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period) for Growth Discovery and multiplied by 53/366 (to reflect the period May 9, 2008 to June 30, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Growth Discovery	.90%
Class K	.76%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class B	3.6	4.2
Applied Materials, Inc.	3.2	2.6
The Mosaic Co.	3.1	1.2
Nokia Corp. sponsored ADR	2.4	5.1
Medco Health Solutions, Inc.	2.3	0.3
Annaly Capital Management, Inc.	2.2	0.0
Fording Canadian Coal Trust	1.9	0.0
Denbury Resources, Inc.	1.9	0.8
VeriSign, Inc.	1.9	1.0
CVS Caremark Corp.	1.7	0.6
	24.2
Top Five Market Sectors as of June 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.4	37.0
Materials	13.8	2.9
Financials	13.6	10.4
Health Care	12.4	10.5
Energy	12.1	9.6
Asset Allocation (% of fund's net assets)
As of June 30, 2008 *		As of December 31, 2007 **
	Stocks 95.9%		Stocks 96.8%
	Short-Term Investments and Net Other Assets 4.1%		Short-Term Investments and Net Other Assets 3.2%
* Foreign investments	26.1%	** Foreign investments	26.0%

Annual Report

Investments June 30, 2008

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 4.3%
Automobiles - 0.2%
Harley-Davidson, Inc.	92,200	$ 3,343
Diversified Consumer Services - 1.0%
Strayer Education, Inc.	81,829	17,108
Hotels, Restaurants & Leisure - 0.9%
BJ's Restaurants, Inc. (a)	45,800	446
McDonald's Corp.	222,800	12,526
Starwood Hotels & Resorts Worldwide, Inc.	69,800	2,797
		15,769
Leisure Equipment & Products - 0.7%
Nikon Corp.	454,000	13,257
Media - 0.8%
Focus Media Holding Ltd. ADR (a)(d)	243,362	6,746
National CineMedia, Inc.	51,100	545
The DIRECTV Group, Inc. (a)	297,300	7,703
		14,994
Specialty Retail - 0.3%
DSW, Inc. Class A (a)	243,868	2,873
Gamestop Corp. Class A (a)	79,600	3,216
		6,089
Textiles, Apparel & Luxury Goods - 0.4%
Lululemon Athletica, Inc. (d)	155,811	4,528
LVMH Moet Hennessy - Louis Vuitton	16,200	1,690
		6,218
TOTAL CONSUMER DISCRETIONARY		76,778
CONSUMER STAPLES - 4.7%
Food & Staples Retailing - 2.0%
CVS Caremark Corp.	758,879	30,029
Whole Foods Market, Inc. (d)	233,095	5,522
		35,551
Food Products - 1.2%
Green Mountain Coffee Roasters, Inc. (a)	61,086	2,295
Nestle SA sponsored ADR	163,300	18,469
		20,764
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - 1.5%
Procter & Gamble Co.	451,700	$ 27,468
TOTAL CONSUMER STAPLES		83,783
ENERGY - 12.1%
Energy Equipment & Services - 3.8%
Atwood Oceanics, Inc. (a)	21,100	2,624
ENSCO International, Inc.	63,399	5,119
FMC Technologies, Inc. (a)	52,500	4,039
Helmerich & Payne, Inc.	56,700	4,084
National Oilwell Varco, Inc. (a)	222,000	19,696
Smith International, Inc.	186,790	15,530
Transocean, Inc. (a)	100,200	15,269
		66,361
Oil, Gas & Consumable Fuels - 8.3%
Chesapeake Energy Corp.	87,300	5,758
Denbury Resources, Inc. (a)	913,849	33,355
EOG Resources, Inc.	85,500	11,218
Galp Energia SGPS SA Class B	287,300	6,372
Hess Corp.	62,000	7,824
OAO Gazprom sponsored ADR	259,300	15,039
Occidental Petroleum Corp.	23,900	2,148
Petroleo Brasileiro SA - Petrobras sponsored ADR	317,400	22,481
Reliance Industries Ltd.	89,879	4,386
Southwestern Energy Co. (a)	340,700	16,221
Ultra Petroleum Corp. (a)	76,500	7,512
Williams Companies, Inc.	357,600	14,415
		146,729
TOTAL ENERGY		213,090
FINANCIALS - 13.6%
Capital Markets - 2.3%
Bank of New York Mellon Corp.	113,600	4,297
Charles Schwab Corp.	883,200	18,141
Franklin Resources, Inc.	74,000	6,782
JMP Group, Inc.	27,300	180
Northern Trust Corp.	53,100	3,641
State Street Corp.	106,800	6,834
		39,875
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - 0.4%
UCBH Holdings, Inc.	258,306	$ 581
Wachovia Corp.	422,100	6,555
		7,136
Diversified Financial Services - 1.3%
JPMorgan Chase & Co.	202,365	6,943
KKR Financial Holdings LLC	1,011,763	10,624
MSCI, Inc. Class A	159,370	5,784
		23,351
Insurance - 6.6%
AFLAC, Inc.	162,880	10,229
American International Group, Inc.	324,744	8,593
Assurant, Inc.	133,000	8,773
Berkshire Hathaway, Inc.:
Class A (a)	102	12,317
Class B (a)	16,023	64,282
Principal Financial Group, Inc.	120,400	5,053
Prudential Financial, Inc.	133,487	7,975
		117,222
Real Estate Investment Trusts - 3.0%
Annaly Capital Management, Inc.	2,471,705	38,336
CapitalSource, Inc. (d)	379,454	4,204
MFA Mortgage Investments, Inc.	1,464,073	9,546
		52,086
Thrifts & Mortgage Finance - 0.0%
New York Community Bancorp, Inc. (d)	35,559	634
TOTAL FINANCIALS		240,304
HEALTH CARE - 12.4%
Biotechnology - 4.4%
Biogen Idec, Inc. (a)	350,489	19,589
CSL Ltd.	847,560	29,010
Genentech, Inc. (a)	127,659	9,689
Gilead Sciences, Inc. (a)	357,898	18,951
		77,239
Health Care Equipment & Supplies - 3.9%
Alcon, Inc.	55,000	8,953
Baxter International, Inc.	221,803	14,182
Becton, Dickinson & Co.	115,396	9,382
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
C.R. Bard, Inc.	100,077	$ 8,802
China Medical Technologies, Inc. sponsored ADR (d)	142,870	7,058
Cochlear Ltd.	82,231	3,441
Covidien Ltd.	76,153	3,647
DENTSPLY International, Inc.	211,500	7,783
Mindray Medical International Ltd. sponsored ADR	149,482	5,579
		68,827
Health Care Providers & Services - 3.0%
Henry Schein, Inc. (a)	237,800	12,263
Medco Health Solutions, Inc. (a)	860,480	40,615
		52,878
Life Sciences Tools & Services - 0.9%
Covance, Inc. (a)(d)	151,388	13,022
Pharmaceutical Product Development, Inc.	90,000	3,861
		16,883
Pharmaceuticals - 0.2%
Novo Nordisk AS Series B	55,625	3,662
TOTAL HEALTH CARE		219,489
INDUSTRIALS - 6.4%
Aerospace & Defense - 1.7%
General Dynamics Corp.	178,700	15,047
Rockwell Collins, Inc.	302,675	14,516
		29,563
Commercial Services & Supplies - 0.4%
Copart, Inc. (a)	41,800	1,790
Corrections Corp. of America (a)	123,141	3,383
Robert Half International, Inc.	68,200	1,635
		6,808
Electrical Equipment - 1.9%
Alstom SA (d)	60,300	13,827
Vestas Wind Systems AS (a)	157,000	20,441
		34,268
Industrial Conglomerates - 1.6%
Global Consumer Acquisition Corp. unit	100,000	985
McDermott International, Inc. (a)	442,716	27,400
		28,385
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 0.6%
Danaher Corp.	82,400	$ 6,370
Hansen Transmission International NV	649,513	3,463
		9,833
Trading Companies & Distributors - 0.2%
Fastenal Co. (d)	91,443	3,947
TOTAL INDUSTRIALS		112,804
INFORMATION TECHNOLOGY - 24.4%
Communications Equipment - 6.7%
Cisco Systems, Inc. (a)	1,029,443	23,945
Corning, Inc.	281,666	6,492
Juniper Networks, Inc. (a)	449,737	9,975
Nokia Corp. sponsored ADR	1,708,632	41,861
QUALCOMM, Inc.	610,900	27,106
Research In Motion Ltd. (a)	75,000	8,768
		118,147
Computers & Peripherals - 2.2%
Apple, Inc. (a)	117,800	19,724
SanDisk Corp. (a)	1,006,100	18,814
		38,538
Electronic Equipment & Instruments - 1.0%
Amphenol Corp. Class A	371,100	16,655
Internet Software & Services - 3.6%
Baidu.com, Inc. sponsored ADR (a)	4,796	1,501
Google, Inc. Class A (sub. vtg.) (a)	51,137	26,920
The Knot, Inc. (a)(d)	257,500	2,518
VeriSign, Inc. (a)(d)	880,200	33,272
		64,211
IT Services - 5.6%
Cognizant Technology Solutions Corp. Class A (a)	646,100	21,005
ExlService Holdings, Inc. (a)	67,811	951
Infosys Technologies Ltd.	264,303	10,693
Infosys Technologies Ltd. sponsored ADR	274,000	11,908
The Western Union Co.	1,137,214	28,112
Visa, Inc.	328,418	26,704
		99,373
Semiconductors & Semiconductor Equipment - 3.2%
Applied Materials, Inc.	2,925,126	55,841
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - 2.1%
Nintendo Co. Ltd.	33,100	$ 18,496
Ubisoft Entertainment SA (a)	99,635	8,713
VMware, Inc. Class A (d)	192,560	10,371
		37,580
TOTAL INFORMATION TECHNOLOGY		430,345
MATERIALS - 13.8%
Chemicals - 5.3%
FMC Corp.	122,622	9,496
Israel Chemicals Ltd.	393,200	9,172
Monsanto Co.	115,400	14,591
Novozymes AS Series B	57,075	5,138
The Mosaic Co.	371,108	53,699
W.R. Grace & Co. (a)	72,603	1,705
		93,801
Metals & Mining - 8.5%
ArcelorMittal SA (NY Shares) Class A	235,100	23,291
BHP Billiton PLC	242,800	9,311
Compass Minerals International, Inc.	330,903	26,658
Evraz Group SA GDR	91,664	10,679
Fording Canadian Coal Trust (d)	350,900	33,563
Freeport-McMoRan Copper & Gold, Inc. Class B	15,700	1,840
Goldcorp, Inc.	630,800	29,091
JSW Steel Ltd.	121,637	2,552
Rio Tinto PLC sponsored ADR	20,300	10,049
Vedanta Resources PLC	80,700	3,485
		150,519
TOTAL MATERIALS		244,320
UTILITIES - 4.2%
Electric Utilities - 2.7%
Entergy Corp.	170,911	20,591
Exelon Corp.	304,497	27,393
		47,984
Independent Power Producers & Energy Traders - 0.9%
Constellation Energy Group, Inc.	194,400	15,960
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - 0.6%
Public Service Enterprise Group, Inc.	230,600	$ 10,591
TOTAL UTILITIES		74,535
TOTAL COMMON STOCKS (Cost $1,695,324)		1,695,448
Money Market Funds - 8.7%

Fidelity Cash Central Fund, 2.38% (b)	45,240,651	45,241
Fidelity Securities Lending Cash Central Fund, 2.39% (b)(c)	109,109,125	109,109
TOTAL MONEY MARKET FUNDS (Cost $154,350)		154,350
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $1,849,674)		1,849,798
NET OTHER ASSETS - (4.6)%		(81,990)
NET ASSETS - 100%		$ 1,767,808
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,307
Fidelity Securities Lending Cash Central Fund	667
Total	$ 2,974
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	73.9%
Canada	4.5%
Finland	2.4%
Luxembourg	1.9%
Australia	1.8%
Japan	1.7%
India	1.7%
Denmark	1.6%
Switzerland	1.6%
Panama	1.5%
France	1.4%
United Kingdom	1.3%
Brazil	1.3%
Others (individually less than 1%)	3.4%
100.0%
Income Tax Information

At June 30, 2008, the fund had a capital loss carryforward of approximately $134,259,000 of which $44,168,000 and $90,091,000 will expire on June 30, 2010 and 2011, respectively. The Fund intends to elect to defer to its fiscal year ending June 30, 2009 approximately $67,547,000 of losses recognized during the period November 1, 2007 to June 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	June 30, 2008

Assets
Investment in securities, at value (including securities loaned of $106,503) - See accompanying schedule: Unaffiliated issuers (cost $1,695,324)	$ 1,695,448
Fidelity Central Funds (cost $154,350)	154,350
Total Investments (cost $1,849,674)		$ 1,849,798
Receivable for investments sold		43,708
Receivable for fund shares sold		3,117
Dividends receivable		3,147
Distributions receivable from Fidelity Central Funds		253
Prepaid expenses		2
Other receivables		51
Total assets		1,900,076

Liabilities
Payable for investments purchased	$ 15,740
Payable for fund shares redeemed	5,997
Accrued management fee	979
Other affiliated payables	369
Other payables and accrued expenses	74
Collateral on securities loaned, at value	109,109
Total liabilities		132,268

Net Assets		$ 1,767,808
Net Assets consist of:
Paid in capital		$ 1,968,424
Undistributed net investment income		6,351
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(207,063)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		96
Net Assets		$ 1,767,808

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	June 30, 2008

Growth Discovery: Net Asset Value, offering price and redemption price per share ($1,767,709.751 ÷ 121,003.17435 shares)	$ 14.61

Class K: Net Asset Value, offering price and redemption price per share ($97.828 ÷ 6.69344 shares)	$ 14.62

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended June 30, 2008

Investment Income
Dividends		$ 18,640
Interest		62
Income from Fidelity Central Funds		2,974
Total income		21,676

Expenses
Management fee Basic fee	$ 8,221
Performance adjustment	1,147
Transfer agent fees	3,008
Accounting and security lending fees	468
Custodian fees and expenses	126
Independent trustees' compensation	6
Registration fees	241
Audit	65
Legal	6
Interest	4
Miscellaneous	73
Total expenses before reductions	13,365
Expense reductions	(102)	13,263
Net investment income (loss)		8,413
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $(9))	(51,229)
Foreign currency transactions	(163)
Total net realized gain (loss)		(51,392)
Change in net unrealized appreciation (depreciation) on: Investment securities	(50,106)
Assets and liabilities in foreign currencies	(19)
Total change in net unrealized appreciation (depreciation)		(50,125)
Net gain (loss)		(101,517)
Net increase (decrease) in net assets resulting from operations		$ (93,104)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2008	Year ended June 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,413	$ 2,431
Net realized gain (loss)	(51,392)	43,973
Change in net unrealized appreciation (depreciation)	(50,125)	52,616
Net increase (decrease) in net assets resulting from operations	(93,104)	99,020
Distributions to shareholders from net investment income	(2,017)	(4,210)
Distributions to shareholders from net realized gain	-	(705)
Total distributions	(2,017)	(4,915)
Share transactions - net increase (decrease)	1,382,342	(25,670)
Total increase (decrease) in net assets	1,287,221	68,435

Net Assets
Beginning of period	480,587	412,152
End of period (including undistributed net investment income of $6,351 and undistributed net investment income of $933, respectively)	$ 1,767,808	$ 480,587

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Discovery

Years ended June 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.36	$ 11.60	$ 10.70	$ 10.35	$ 9.40
Income from Investment Operations
Net investment income (loss) B	.09	.07	.12	.16 E	.07
Net realized and unrealized gain (loss)	.20G	2.83	.91	.32	.93
Total from investment operations	.29	2.90	1.03	.48	1.00
Distributions from net investment income	(.04)	(.12)	(.13)	(.13)	(.05)
Distributions from net realized gain	-	(.02)	-	-	-
Total distributions	(.04)	(.14)	(.13)	(.13)	(.05)
Net asset value, end of period	$ 14.61	$ 14.36	$ 11.60	$ 10.70	$ 10.35
Total Return A	1.98%	25.24%	9.67%	4.64%	10.67%
Ratios to Average Net Assets C, F
Expenses before reductions	.91%	.81%	.68%	.81%	.91%
Expenses net of fee waivers, if any	.91%	.81%	.68%	.81%	.91%
Expenses net of all reductions	.90%	.80%	.61%	.70%	.84%
Net investment income (loss)	.57%	.55%	1.04%	1.54% E	.73%
Supplemental Data
Net assets, end of period (in millions)	$ 1,768	$ 481	$ 412	$ 459	$ 541
Portfolio turnover rate D	150%	199%	184%	229%	249%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.13%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Period ended June 30,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 14.94
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	(.35)
Total from investment operations	(.32)
Net asset value, end of period	$ 14.62
Total Return B, C	(2.14)%
Ratios to Average Net Assets E, H
Expenses before reductions	.76% A
Expenses net of fee waivers, if any	.76% A
Expenses net of all reductions	.75% A
Net investment income (loss)	1.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 98
Portfolio turnover rate F	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2008
(Amounts in thousands except ratios)

1. Organization.

Fidelity Growth Discovery Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008 the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of shares of Class K and the existing class was designated Growth Discovery on May 9, 2008. The Fund offers Growth Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

Annual Report

3. Significant Accounting Policies - continued

could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards, partnerships, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 155,670
Unrealized depreciation	(160,803)
Net unrealized appreciation (depreciation)	(5,133)
Undistributed ordinary income	6,351
Capital loss carryforward	(134,259)

Cost for federal income tax purposes	$ 1,854,931

The tax character of distributions paid was as follows:

	June 30, 2008	June 30, 2007
Ordinary Income	$ 2,017	$ 4,915

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Repurchase Agreements - continued

ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,437,910 and $2,106,420, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Growth Discovery, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of Growth Discovery and asset-based fees of .05% of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Growth Discovery. For the period, the transfer agent fees for Growth Discovery were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. FSC, an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $26 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,250	2.81%	$ 4

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $667.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $78 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Growth Discovery	$ 9

In addition, FMR voluntarily agreed to reimburse a portion of Growth Discovery's operating expenses. During the period, this reimbursement reduced Growth Discovery's expenses by $13.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

Annual Report

10. Other - continued

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $374, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2008	2007
From net investment income
Growth Discovery	$ 2,017	$ 4,210
From net realized gain
Growth Discovery	$ -	$ 705

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2008 A	2007	2008 A	2007
Growth Discovery
Shares sold	135,067	6,838	$ 2,088,523	$ 90,736
Reinvestment of distributions	126	399	1,926	4,800
Shares redeemed	(47,663)	(9,285)	(708,207)	(121,206)
Net increase (decrease)	87,530	(2,048)	$ 1,382,242	$ (25,670)
Class K
Shares sold	7	-	$ 100	$ -

A Share transactions for K Class are for the period May 9, 2008 (commencement of sale of shares) to June 30, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Growth Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Discovery Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 19, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Edward C. Johnson 3d and James C. Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-

present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Hastings Street Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the fund. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of the fund. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of the fund. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-
2008), Senior Vice President, Deputy General Counsel and Group Head for FMR Co. Legal (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of the fund. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-
present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of the fund. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	5,283,033,775.58	95.146
Withheld	269,544,935.17	4.854
TOTAL	5,552,578,710.75	100.000
Dennis J. Dirks
Affirmative	5,309,249,727.21	95.618
Withheld	243,328,983.54	4.382
TOTAL	5,552,578,710.75	100.000
Edward C. Johnson 3d
Affirmative	5,252,938,642.62	94.604
Withheld	299,640,068.13	5.396
TOTAL	5,552,578,710.75	100.000
Alan J. Lacy
Affirmative	5,300,188,165.66	95.455
Withheld	252,390,545.09	4.545
TOTAL	5,552,578,710.75	100.000
Ned C. Lautenbach
Affirmative	5,297,558,579.14	95.407
Withheld	255,020,131.61	4.593
TOTAL	5,552,578,710.75	100.000
Joseph Mauriello
Affirmative	5,303,242,593.91	95.510
Withheld	249,336,116.84	4.490
TOTAL	5,552,578,710.75	100.000
Cornelia M. Small
Affirmative	5,306,804,229.45	95.574
Withheld	245,774,481.30	4.426
TOTAL	5,552,578,710.75	100.000
William S. Stavropoulos
Affirmative	5,284,506,192.07	95.172
Withheld	268,072,518.68	4.828
TOTAL	5,552,578,710.75	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	5,308,375,429.85	95.602
Withheld	244,203,280.90	4.398
TOTAL	5,552,578,710.75	100.000
Michael E. Wiley
Affirmative	5,304,369,992.98	95.530
Withheld	248,208,717.77	4.470
TOTAL	5,552,578,710.75	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,180,350,765.24	75.287
Against	812,580,433.39	14.634
Abstain	292,815,961.45	5.274
Broker Non-Votes	266,831,550.67	4.805
TOTAL	5,552,578,710.75	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment
Advisor

Fidelity International Investment
Advisor (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) 1-800-544-5555

Automated line for quickest service

CII-UANN-0808
1.787730.105

Fidelity®
Mega Cap Stock
Fund

(formerly Fidelity Growth & Income II Portfolio)

Annual Report

June 30, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2008	Past 1 year	Past 5 years	Life of fund A
Mega Cap Stock	-12.73%	5.84%	1.73%

A From December 28, 1998.

Prior to December 1, 2007, Mega Cap Stock operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Mega Cap Stock, a class of the fund, on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Rick Mace, Portfolio Manager of Fidelity® Mega Cap Stock Fund

As threats of a recession, concerns about inflation and higher unemployment rates weighed heavily on consumers and investors, the U.S. equity markets struggled for the year ending June 30, 2008. For investors, the lingering effects of the subprime mortgage crisis and credit crunch were felt in most areas of the market, with financial stocks lagging and the energy sector continuing its upward trajectory. To help reignite the economy, the Federal Reserve Board lowered its key interest rate seven times, taking it from 5.25% to 2.00% during the period. The Fed also stepped in to help prevent the near collapse of investment bank Bear Stearns. These moves initially seemed to bolster investor confidence, but, ultimately, most indexes lagged. The Standard & Poor's 500SM Index fell 13.12% for the year ending June 30, 2008. The Dow Jones Industrial AverageSM also declined, with a -13.27% return, and the NASDAQ Composite® Index plunged 11.28%.

During the past year, Mega Cap Stock returned -12.73%, edging out the Russell Top 200® Index, a mega-cap proxy added as a supplemental benchmark on December 1, 2007, which returned -12.81%. Prior to December 1, 2007, the fund was primarily compared with the S&P 500®, which declined 13.12% for the corresponding year. During this period, the fund's mandate shifted to investing in companies with mega market capitalizations, and the fund's name changed accordingly. For the first five months of the period, the fund outperformed the S&P 500. Security selection in industrials and financials helped the most. Specifically, oilfield services provider Cameron International and diversified industrial company McDermott International fared well. Both stocks were sold by period end. On the downside, insurance giant American International Group (AIG) faltered. For the last seven months of the period, the fund lagged the Russell Top 200. Stock selection in energy was the biggest detractor. The fund's positions in oil refiners Valero and Tesoro, the latter of which was an out-of-index holding, hurt. Elsewhere, insurance giant AIG continued to lag. Conversely, stock picking and market selection in technology, industrials and consumer discretionary were beneficial, as was stock selection in materials. Underweightings in conglomerate General Electric and bank Wachovia were the biggest contributors. Overweightings in Freeport-McMoRan Copper & Gold and offshore driller Transocean also were productive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2008 to June 30, 2008) for Mega Cap Stock and for the entire period (February 5, 2008 to June 30, 2008) for Class A, Class T, Class B, Class C and Institutional Class.

The hypothetical expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2008 to June 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value June 30, 2008	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 932.10	$ 3.96 B
Hypothetical A	$ 1,000.00	$ 1,019.79	$ 5.12 C
Class T
Actual	$ 1,000.00	$ 931.20	$ 5.12 B
Hypothetical A	$ 1,000.00	$ 1,018.30	$ 6.62 C
Class B
Actual	$ 1,000.00	$ 930.30	$ 6.71 B
Hypothetical A	$ 1,000.00	$ 1,016.26	$ 8.67 C
Class C
Actual	$ 1,000.00	$ 930.30	$ 6.63 B
Hypothetical A	$ 1,000.00	$ 1,016.36	$ 8.57 C
Mega Cap Stock
Actual	$ 1,000.00	$ 849.20	$ 3.36 B
Hypothetical A	$ 1,000.00	$ 1,021.23	$ 3.67 C
Institutional Class
Actual	$ 1,000.00	$ 934.00	$ 2.72 B
Hypothetical A	$ 1,000.00	$ 1,021.38	$ 3.52 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period) for Mega Cap Stock and multiplied by 147/366 (to reflect the period February 5, 2008 to June 30, 2008) for Class A, Class T, Class B, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.02%
Class T	1.32%
Class B	1.73%
Class C	1.71%
Mega Cap Stock	.73%
Institutional Class	.70%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.2	2.4
Hewlett-Packard Co.	3.4	2.0
Microsoft Corp.	2.8	2.6
AT&T, Inc.	2.7	1.3
Johnson & Johnson	2.6	1.7
JPMorgan Chase & Co.	2.6	2.5
ConocoPhillips	2.1	1.8
American International Group, Inc.	2.1	2.1
International Business Machines Corp.	2.0	1.5
Philip Morris International, Inc.	1.8	0.0
	27.3
Top Five Market Sectors as of June 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.5	17.5
Energy	16.6	13.0
Financials	15.9	17.1
Health Care	12.6	12.6
Consumer Discretionary	8.8	10.4
Asset Allocation (% of fund's net assets)
As of June 30, 2008 *		As of December 31, 2007 **
	Stocks 100.0%		Stocks 98.0%
	Short-Term Investments and Net Other Assets 0.0%		Short-Term Investments and Net Other Assets 2.0%
* Foreign investments	4.9%	** Foreign investments	3.9%

Annual Report

Investments June 30, 2008

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
CONSUMER DISCRETIONARY - 8.8%
Auto Components - 0.3%
Johnson Controls, Inc.	69,600	$ 1,996,128
Automobiles - 0.1%
Toyota Motor Corp. sponsored ADR	10,000	940,000
Hotels, Restaurants & Leisure - 1.7%
McDonald's Corp.	198,700	11,170,914
Household Durables - 1.2%
Whirlpool Corp. (d)	128,400	7,926,132
Media - 2.5%
Comcast Corp. Class A	50,000	948,500
McGraw-Hill Companies, Inc.	57,900	2,322,948
News Corp. Class A	20,100	302,304
Omnicom Group, Inc.	26,100	1,171,368
The DIRECTV Group, Inc. (a)	77,400	2,005,434
The Walt Disney Co.	188,600	5,884,320
Time Warner, Inc.	132,100	1,955,080
Viacom, Inc. Class B (non-vtg.) (a)	58,300	1,780,482
		16,370,436
Multiline Retail - 0.9%
Sears Holdings Corp. (a)(d)	51,400	3,786,124
Target Corp. (d)	53,400	2,482,566
		6,268,690
Specialty Retail - 1.1%
Abercrombie & Fitch Co. Class A	26,100	1,635,948
Best Buy Co., Inc.	10,000	396,000
Home Depot, Inc.	131,100	3,070,362
Lowe's Companies, Inc.	30,000	622,500
Staples, Inc.	55,243	1,312,021
		7,036,831
Textiles, Apparel & Luxury Goods - 1.0%
NIKE, Inc. Class B (d)	114,400	6,819,384
TOTAL CONSUMER DISCRETIONARY		58,528,515
CONSUMER STAPLES - 8.6%
Beverages - 0.6%
Coca-Cola Enterprises, Inc.	24,300	420,390
Molson Coors Brewing Co. Class B	64,793	3,520,204
		3,940,594
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 2.5%
CVS Caremark Corp.	97,600	$ 3,862,032
Kroger Co.	67,700	1,954,499
Wal-Mart Stores, Inc.	196,384	11,036,781
		16,853,312
Food Products - 1.0%
Archer Daniels Midland Co.	107,000	3,611,250
Kellogg Co.	65,200	3,130,904
Tyson Foods, Inc. Class A	1,300	19,422
		6,761,576
Household Products - 1.7%
Energizer Holdings, Inc. (a)	10,000	730,900
Kimberly-Clark Corp.	10,000	597,800
Procter & Gamble Co.	160,700	9,772,167
		11,100,867
Tobacco - 2.8%
Altria Group, Inc.	325,030	6,682,617
Philip Morris International, Inc.	245,030	12,102,032
		18,784,649
TOTAL CONSUMER STAPLES		57,440,998
ENERGY - 16.6%
Energy Equipment & Services - 3.6%
Halliburton Co.	143,400	7,610,238
National Oilwell Varco, Inc. (a)	20,000	1,774,400
Noble Corp.	23,900	1,552,544
Schlumberger Ltd. (NY Shares)	32,715	3,514,572
Transocean, Inc. (a)	61,552	9,379,909
		23,831,663
Oil, Gas & Consumable Fuels - 13.0%
Apache Corp.	30,000	4,170,000
Canadian Natural Resources Ltd.	5,000	494,629
Chevron Corp.	65,500	6,493,015
ConocoPhillips	150,000	14,158,500
Devon Energy Corp.	5,000	600,800
Exxon Mobil Corp.	393,071	34,641,347
Marathon Oil Corp.	204,500	10,607,415
Occidental Petroleum Corp.	20,000	1,797,200
Peabody Energy Corp.	8,927	786,022
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Plains Exploration & Production Co. (a)	6,100	$ 445,117
Tesoro Corp.	138,100	2,730,237
Valero Energy Corp.	246,500	10,150,870
		87,075,152
TOTAL ENERGY		110,906,815
FINANCIALS - 15.9%
Capital Markets - 3.9%
Goldman Sachs Group, Inc.	51,100	8,937,390
Janus Capital Group, Inc.	208,700	5,524,289
Lehman Brothers Holdings, Inc.	357,672	7,085,482
Morgan Stanley	31,500	1,136,205
State Street Corp.	48,700	3,116,313
		25,799,679
Commercial Banks - 1.6%
U.S. Bancorp, Delaware	40,000	1,115,600
Wachovia Corp.	106,100	1,647,733
Wells Fargo & Co. (d)	348,400	8,274,500
		11,037,833
Consumer Finance - 0.3%
American Express Co.	15,700	591,419
Capital One Financial Corp.	35,000	1,330,350
		1,921,769
Diversified Financial Services - 5.3%
Bank of America Corp.	447,780	10,688,509
Citigroup, Inc.	432,200	7,243,672
JPMorgan Chase & Co.	506,200	17,367,722
		35,299,903
Insurance - 4.6%
ACE Ltd.	26,100	1,437,849
AFLAC, Inc.	25,000	1,570,000
American International Group, Inc.	524,330	13,873,772
Berkshire Hathaway, Inc. Class B (a)	860	3,450,320
Loews Corp.	60,900	2,856,210
MetLife, Inc.	27,500	1,451,175
Prudential Financial, Inc.	16,600	991,684
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
The Chubb Corp.	27,000	$ 1,323,270
The Travelers Companies, Inc.	86,000	3,732,400
		30,686,680
Thrifts & Mortgage Finance - 0.2%
Fannie Mae	58,500	1,141,335
Freddie Mac	30,000	492,000
		1,633,335
TOTAL FINANCIALS		106,379,199
HEALTH CARE - 12.6%
Biotechnology - 1.4%
Amgen, Inc. (a)	50,190	2,366,960
Biogen Idec, Inc. (a)	32,200	1,799,658
Genentech, Inc. (a)	45,200	3,430,680
Gilead Sciences, Inc. (a)	35,220	1,864,899
		9,462,197
Health Care Equipment & Supplies - 1.7%
Baxter International, Inc.	69,900	4,469,406
Becton, Dickinson & Co.	39,200	3,186,960
C.R. Bard, Inc.	5,200	457,340
Covidien Ltd.	40,000	1,915,600
Medtronic, Inc.	28,300	1,464,525
		11,493,831
Health Care Providers & Services - 2.5%
Humana, Inc. (a)	72,800	2,895,256
McKesson Corp.	19,300	1,079,063
Medco Health Solutions, Inc. (a)	159,500	7,528,400
UnitedHealth Group, Inc.	140,200	3,680,250
WellPoint, Inc. (a)	26,900	1,282,054
		16,465,023
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc. (a)	65,000	3,622,450
Pharmaceuticals - 6.4%
Abbott Laboratories	45,000	2,383,650
Allergan, Inc.	10,000	520,500
Johnson & Johnson	271,800	17,487,612
Merck & Co., Inc.	283,900	10,700,191
Pfizer, Inc.	244,200	4,266,174
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	155,100	$ 3,053,919
Wyeth	96,000	4,604,160
		43,016,206
TOTAL HEALTH CARE		84,059,707
INDUSTRIALS - 8.6%
Aerospace & Defense - 4.9%
General Dynamics Corp.	6,500	547,300
Honeywell International, Inc.	109,600	5,510,688
L-3 Communications Holdings, Inc.	24,900	2,262,663
Lockheed Martin Corp.	61,900	6,107,054
Northrop Grumman Corp.	89,800	6,007,620
Raytheon Co.	81,000	4,558,680
The Boeing Co.	69,800	4,587,256
United Technologies Corp.	45,900	2,832,030
		32,413,291
Airlines - 0.1%
AMR Corp. (a)	72,200	369,664
UAL Corp.	28,800	150,336
US Airways Group, Inc. (a)	40,900	102,250
		622,250
Commercial Services & Supplies - 0.0%
Manpower, Inc.	900	52,416
Industrial Conglomerates - 0.9%
General Electric Co.	175,700	4,689,433
Tyco International Ltd.	40,000	1,601,600
		6,291,033
Machinery - 1.7%
Caterpillar, Inc.	54,900	4,052,718
Deere & Co.	78,300	5,647,779
Eaton Corp.	700	59,479
Ingersoll-Rand Co. Ltd. Class A	37,900	1,418,597
		11,178,573
Road & Rail - 1.0%
Burlington Northern Santa Fe Corp.	10,000	998,900
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
Norfolk Southern Corp.	30,000	$ 1,880,100
Union Pacific Corp.	52,000	3,926,000
		6,805,000
TOTAL INDUSTRIALS		57,362,563
INFORMATION TECHNOLOGY - 20.5%
Communications Equipment - 3.0%
Cisco Systems, Inc. (a)	464,800	10,811,248
Corning, Inc.	42,100	970,405
Juniper Networks, Inc. (a)	10,000	221,800
Nokia Corp. sponsored ADR	205,400	5,032,300
QUALCOMM, Inc.	69,100	3,065,967
		20,101,720
Computers & Peripherals - 7.9%
Apple, Inc. (a)	68,100	11,402,664
EMC Corp. (a)	300	4,407
Hewlett-Packard Co.	509,500	22,524,995
International Business Machines Corp.	114,800	13,607,244
Western Digital Corp. (a)	145,800	5,034,474
		52,573,784
Electronic Equipment & Instruments - 0.3%
Tyco Electronics Ltd.	61,600	2,206,512
Internet Software & Services - 0.9%
Google, Inc. Class A (sub. vtg.) (a)	11,350	5,974,867
Yahoo!, Inc. (a)	14,300	295,438
		6,270,305
IT Services - 1.3%
Accenture Ltd. Class A	156,400	6,368,608
Visa, Inc.	25,000	2,032,750
		8,401,358
Semiconductors & Semiconductor Equipment - 3.0%
Applied Materials, Inc.	405,918	7,748,975
ASML Holding NV (NY Shares)	184,900	4,511,560
Intel Corp.	332,200	7,135,656
Texas Instruments, Inc.	20,000	563,200
		19,959,391
Software - 4.1%
Microsoft Corp.	689,100	18,957,141
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Oracle Corp. (a)	368,200	$ 7,732,200
Symantec Corp. (a)	53,300	1,031,355
		27,720,696
TOTAL INFORMATION TECHNOLOGY		137,233,766
MATERIALS - 3.0%
Chemicals - 1.0%
Celanese Corp. Class A	19,500	890,370
Monsanto Co.	23,000	2,908,120
The Mosaic Co. (a)	20,000	2,894,000
		6,692,490
Metals & Mining - 2.0%
ArcelorMittal SA (NY Shares) Class A	19,300	1,912,051
Freeport-McMoRan Copper & Gold, Inc. Class B	95,500	11,191,645
		13,103,696
TOTAL MATERIALS		19,796,186
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 3.3%
AT&T, Inc.	524,700	17,677,143
Qwest Communications International, Inc.	50,000	196,500
Verizon Communications, Inc.	114,600	4,056,840
		21,930,483
UTILITIES - 2.1%
Electric Utilities - 0.7%
Entergy Corp.	5,000	602,400
Exelon Corp.	15,000	1,349,400
FirstEnergy Corp.	30,000	2,469,900
PPL Corp.	10,000	522,700
		4,944,400
Independent Power Producers & Energy Traders - 0.8%
AES Corp. (a)	82,100	1,577,141
Constellation Energy Group, Inc.	46,800	3,842,280
		5,419,421
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 0.6%
Public Service Enterprise Group, Inc.	87,300	$ 4,009,689
TOTAL UTILITIES		14,373,510
TOTAL COMMON STOCKS (Cost $743,099,299)		668,011,742
Money Market Funds - 3.5%

Fidelity Securities Lending Cash Central Fund, 2.39% (b)(c) (Cost $23,436,500)	23,436,500	23,436,500
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $766,535,799)		691,448,242
NET OTHER ASSETS - (3.5)%		(23,365,552)
NET ASSETS - 100%		$ 668,082,690
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 529,959
Fidelity Securities Lending Cash Central Fund	295,384
Total	$ 825,343

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2008

Assets
Investment in securities, at value (including securities loaned of $22,228,782) - See accompanying schedule: Unaffiliated issuers (cost $743,099,299)	$ 668,011,742
Fidelity Central Funds (cost $23,436,500)	23,436,500
Total Investments (cost $766,535,799)		$ 691,448,242
Receivable for investments sold		2,485,471
Receivable for fund shares sold		465,833
Dividends receivable		617,823
Distributions receivable from Fidelity Central Funds		60,828
Prepaid expenses		812
Other receivables		21
Total assets		695,079,030

Liabilities
Payable to custodian bank	$ 61,954
Payable for fund shares redeemed	3,054,231
Accrued management fee	270,451
Distribution fees payable	259
Other affiliated payables	134,912
Other payables and accrued expenses	38,033
Collateral on securities loaned, at value	23,436,500
Total liabilities		26,996,340

Net Assets		$ 668,082,690
Net Assets consist of:
Paid in capital		$ 742,629,358
Undistributed net investment income		4,457,069
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,916,659)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(75,087,078)
Net Assets		$ 668,082,690

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

June 30, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($106,360 ÷ 10,749 shares)	$ 9.89

Maximum offering price per share (100/94.25 of $9.89)	$ 10.49
Class T: Net Asset Value and redemption price per share ($135,765 ÷ 13,738 shares)	$ 9.88

Maximum offering price per share (100/96.50 of $9.88)	$ 10.24
Class B: Net Asset Value and offering price per share ($106,810 ÷ 10,827 shares)A	$ 9.87

Class C: Net Asset Value and offering price per share ($98,202 ÷ 9,953 shares)A	$ 9.87

Mega Cap Stock: Net Asset Value, offering price and redemption price per share ($667,542,177 ÷ 67,387,928 shares)	$ 9.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($93,376 ÷ 9,425 shares)	$ 9.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended June 30, 2008

Investment Income
Dividends		$ 8,748,862
Interest		9,105
Income from Fidelity Central Funds		825,343
Total income		9,583,310

Expenses
Management fee	$ 2,176,949
Transfer agent fees	967,001
Distribution fees	1,219
Accounting and security lending fees	177,248
Custodian fees and expenses	27,668
Independent trustees' compensation	1,778
Registration fees	146,462
Audit	43,161
Legal	1,425
Miscellaneous	21,549
Total expenses before reductions	3,564,460
Expense reductions	(66,857)	3,497,603
Net investment income (loss)		6,085,707
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(93,135)
Foreign currency transactions	2,821
Futures contracts	(562,680)
Total net realized gain (loss)		(652,994)
Change in net unrealized appreciation (depreciation) on: Investment securities	(106,617,638)
Assets and liabilities in foreign currencies	416
Total change in net unrealized appreciation (depreciation)		(106,617,222)
Net gain (loss)		(107,270,216)
Net increase (decrease) in net assets resulting from operations		$ (101,184,509)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended June 30, 2008	Year ended June 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,085,707	$ 1,533,606
Net realized gain (loss)	(652,994)	11,201,563
Change in net unrealized appreciation (depreciation)	(106,617,222)	22,555,444
Net increase (decrease) in net assets resulting from operations	(101,184,509)	35,290,613
Distributions to shareholders from net investment income	(2,028,069)	(1,575,615)
Distributions to shareholders from net realized gain	(12,126,374)	(3,189,149)
Total distributions	(14,154,443)	(4,764,764)
Share transactions - net increase (decrease)	578,258,425	(8,196,217)
Total increase (decrease) in net assets	462,919,473	22,329,632

Net Assets
Beginning of period	205,163,217	182,833,585
End of period (including undistributed net investment income of $4,457,069 and undistributed net investment income of $410,073, respectively)	$ 668,082,690	$ 205,163,217

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended June 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.05
Net realized and unrealized gain (loss)	(.77)
Total from investment operations	(.72)
Net asset value, end of period	$ 9.89
Total Return B, C, D	(6.79)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.02% A
Expenses net of fee waivers, if any	1.02% A
Expenses net of all reductions	1.01% A
Net investment income (loss)	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 106
Portfolio turnover rate G	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended June 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.04
Net realized and unrealized gain (loss)	(.77)
Total from investment operations	(.73)
Net asset value, end of period	$ 9.88
Total Return B, C, D	(6.88)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.32% A
Expenses net of fee waivers, if any	1.32% A
Expenses net of all reductions	1.32% A
Net investment income (loss)	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 136
Portfolio turnover rate G	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended June 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.02
Net realized and unrealized gain (loss)	(.76)
Total from investment operations	(.74)
Net asset value, end of period	$ 9.87
Total Return B, C, D	(6.97)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.73% A
Expenses net of fee waivers, if any	1.73% A
Expenses net of all reductions	1.73% A
Net investment income (loss)	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate G	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended June 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.02
Net realized and unrealized gain (loss)	(.76)
Total from investment operations	(.74)
Net asset value, end of period	$ 9.87
Total Return B, C, D	(6.97)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.71% A
Expenses net of fee waivers, if any	1.71% A
Expenses net of all reductions	1.71% A
Net investment income (loss)	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 98
Portfolio turnover rate G	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mega Cap Stock

Years ended June 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 12.06	$ 10.31	$ 9.28	$ 9.24	$ 8.48
Income from Investment Operations
Net investment income (loss) B	.14	.09	.05	.14 E	.06
Net realized and unrealized gain (loss)	(1.60)	1.93	1.21	.02	.76
Total from investment operations	(1.46)	2.02	1.26	.16	.82
Distributions from net investment income	(.07)	(.09)	(.06)	(.12)	(.06)
Distributions from net realized gain	(.62)	(.18)	(.17)	-	-
Total distributions	(.69)	(.27)	(.23)	(.12)	(.06)
Net asset value, end of period	$ 9.91	$ 12.06	$ 10.31	$ 9.28	$ 9.24
Total Return A	(12.73)%	20.05%	13.63%	1.71%	9.68%
Ratios to Average Net Assets C, F
Expenses before reductions	.75%	.81%	.86%	.84%	.86%
Expenses net of fee waivers, if any	.74%	.81%	.86%	.84%	.86%
Expenses net of all reductions	.74%	.81%	.82%	.81%	.85%
Net investment income (loss)	1.28%	.79%	.51%	1.52% E	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$ 667,542	$ 205,163	$ 182,834	$ 179,344	$ 209,344
Portfolio turnover rate D	97%	94%	180%	79%	26%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended June 30,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.61
Income from Investment Operations
Net investment income (loss) D	.07
Net realized and unrealized gain (loss)	(.77)
Total from investment operations	(.70)
Net asset value, end of period	$ 9.91
Total Return B, C	(6.60)%
Ratios to Average Net Assets E, H
Expenses before reductions	.70% A
Expenses net of fee waivers, if any	.70% A
Expenses net of all reductions	.70% A
Net investment income (loss)	1.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 93
Portfolio turnover rate F	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2008

1. Organization.

Fidelity Mega Cap Stock Fund (the Fund) (formerly Fidelity Growth & Income II Portfolio) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class T, Class B, Class C, and Institutional Class shares and the existing class was designated Mega Cap Stock on February 5, 2008. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 32,029,360
Unrealized depreciation	(112,195,963)
Net unrealized appreciation (depreciation)	(80,166,603)
Undistributed ordinary income	3,708,324
Undistributed long-term capital gain	967,118

Cost for federal income tax purposes	$ 771,614,845

The tax character of distributions paid was as follows:

	June 30, 2008	June 30, 2007
Ordinary Income	$ 5,440,769	$ 1,575,615
Long-term Capital Gains	8,713,674	3,189,149
Total	$ 14,154,443	$ 4,764,764

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,027,448,757 and $447,578,450, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 107	$ 102
Class T	.25%	.25%	268	204
Class B	.75%	.25%	431	425
Class C	.75%	.25%	413	413
			$ 1,219	$ 1,144

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 95
Class T	19
Class B*	5
Class C*	-
$ 119

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Mega Cap Stock shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 97.22
Class T	150.28
Class B	83.19
Class C	69.17
Mega Cap Stock	966,538.20
Institutional Class	64.16
	$ 967,001

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $44,159 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $668 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and

Annual Report

8. Security Lending - continued

maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $295,384.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,912 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $3,979. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Mega Cap Stock	$ 3,091

In addition, FMR voluntarily agreed to reimburse a portion of the existing class' operating expenses. During the period, this reimbursement reduced the existing class' expenses by $56,875.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Notes to Financial Statements - continued

10. Other - continued

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $14,537, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2008	2007
From net investment income
Mega Cap Stock	$ 2,028,069	$ 1,575,615
From net realized gain
Mega Cap Stock	$ 12,126,374	$ 3,189,149

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2008	2007	2008	2007
Class A A
Shares sold	10,749	-	$ 114,109	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	10,749	-	$ 114,109	$ -
Class T A
Shares sold	13,813	-	$ 145,705	$ -
Shares redeemed	(75)	-	(773)	-
Net increase (decrease)	13,738	-	$ 144,932	$ -
Class B A
Shares sold	10,836	-	$ 114,788	$ -
Shares redeemed	(9)	-	(99)	-
Net increase (decrease)	10,827	-	$ 114,689	$ -
Class C A
Shares sold	9,953	-	$ 105,728	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	9,953	-	$ 105,728	$ -
Mega Cap Stock
Shares sold	62,330,525	2,800,133	$ 706,742,566	$ 31,267,121
Reinvestment of distributions	1,173,267	441,763	13,245,178	4,570,058
Shares redeemed	(13,126,183)	(3,969,395)	(142,308,777)	(44,033,396)
Net increase (decrease)	50,377,609	(727,499)	$ 577,678,967	$ (8,196,217)
Institutional Class A
Shares sold	9,425	-	$ 100,000	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	9,425	-	$ 100,000	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Mega Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mega Cap Stock Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mega Cap Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 19, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Edward C. Johnson 3d and James C. Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Hastings Street Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of Mega Cap Stock. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Mega Cap Stock. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Mega Cap Stock. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of Mega Cap Stock. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-
present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Mega Cap Stock. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of Mega Cap Stock. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR Co. Legal (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of Mega Cap Stock. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Mega Cap Stock. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-
present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of Mega Cap Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of Mega Cap Stock. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-
present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Mega Cap Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of Mega Cap Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Mega Cap Stock. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Mega Cap Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Mega Cap Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Mega Cap Stock	08/11/08	08/08/08	$.056	$.02

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2008, $3,867,467, or, if subsequently determined to be different, the net capital gain of such year.

Mega Cap Stock designates 33%, 33%, 99% and 100% of the dividends distributed in July, August, October and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Mega Cap Stock designates 38%, 38%, 99% and 100% of the dividends distributed in July, August, October and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	5,283,033,775.58	95.146
Withheld	269,544,935.17	4.854
TOTAL	5,552,578,710.75	100.000
Dennis J. Dirks
Affirmative	5,309,249,727.21	95.618
Withheld	243,328,983.54	4.382
TOTAL	5,552,578,710.75	100.000
Edward C. Johnson 3d
Affirmative	5,252,938,642.62	94.604
Withheld	299,640,068.13	5.396
TOTAL	5,552,578,710.75	100.000
Alan J. Lacy
Affirmative	5,300,188,165.66	95.455
Withheld	252,390,545.09	4.545
TOTAL	5,552,578,710.75	100.000
Ned C. Lautenbach
Affirmative	5,297,558,579.14	95.407
Withheld	255,020,131.61	4.593
TOTAL	5,552,578,710.75	100.000
Joseph Mauriello
Affirmative	5,303,242,593.91	95.510
Withheld	249,336,116.84	4.490
TOTAL	5,552,578,710.75	100.000
Cornelia M. Small
Affirmative	5,306,804,229.45	95.574
Withheld	245,774,481.30	4.426
TOTAL	5,552,578,710.75	100.000
William S. Stavropoulos
Affirmative	5,284,506,192.07	95.172
Withheld	268,072,518.68	4.828
TOTAL	5,552,578,710.75	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	5,308,375,429.85	95.602
Withheld	244,203,280.90	4.398
TOTAL	5,552,578,710.75	100.000
Michael E. Wiley
Affirmative	5,304,369,992.98	95.530
Withheld	248,208,717.77	4.470
TOTAL	5,552,578,710.75	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,180,350,765.24	75.287
Against	812,580,433.39	14.634
Abstain	292,815,961.45	5.274
Broker Non-Votes	266,831,550.67	4.805
TOTAL	5,552,578,710.75	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations, Co.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

GII-UANN-0808
1.787733.105

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor
Mega Cap Stock
Fund - Class A, Class T, Class B
and Class C

Annual Report

June 30, 2008

Class A, Class T, Class B,
and Class C are classes of
Fidelity® Mega Cap Stock Fund
(formerly Fidelity Growth &
Income II Portfolio)

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2008	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge) B, F	-17.91%	4.55%	1.08%
Class T (incl. 3.50% sales charge) C, F	-16.04%	5.02%	1.32%
Class B (incl. contingent deferred sales charge) D, F	-17.17%	5.43%	1.69%
Class C (incl. contingent deferred sales charge) E, F	-13.90%	5.75%	1.69%

A From December 28, 1998.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A took place on February 5, 2008. Returns prior to February 5, 2008 are those of Mega Cap Stock, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 5, 2008 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T took place on February 5, 2008. Returns prior to February 5, 2008 are those of Mega Cap Stock, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 5, 2008 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B took place on February 5, 2008. Returns prior to February 5, 2008 are those of Mega Cap Stock, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 5, 2008 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and Life of Fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C took place on February 5, 2008. Returns prior to February 5, 2008 are those of Mega Cap Stock, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 5, 2008 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and Life of Fund total return figures are 1%, 0%, and 0%, respectively.

F Prior to December 1, 2007 the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mega Cap Stock Fund - Class A on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. The initial offering of Class A took place on February 5, 2008. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Comments from Rick Mace, Portfolio Manager of Fidelity Advisor Mega Cap Stock Fund

As threats of a recession, concerns about inflation and higher unemployment rates weighed heavily on consumers and investors, the U.S. equity markets struggled for the year ending June 30, 2008. For investors, the lingering effects of the subprime mortgage crisis and subsequent credit crunch were felt in most areas of the market, with financial stocks lagging and the energy sector continuing its upward trajectory. To help reignite the economy, the Federal Reserve Board lowered its key interest rate seven times, taking it from 5.25% to 2.00% during the period. The Fed also stepped in to help prevent the near collapse of investment bank Bear Stearns. These moves initially seemed to bolster investor confidence, but, ultimately, most indexes lagged. The Standard & Poor's 500SM Index fell 13.12% for the year ending June 30, 2008. The Dow Jones Industrial AverageSM also declined, with a -13.27% return, and the NASDAQ Composite® Index plunged 11.28%.

During the past year, the fund's Class A, Class T, Class B and Class C shares (excluding sales charges) performed roughly in line with the Russell Top 200® Index, a mega-cap proxy added as a supplemental benchmark on December 1, 2007, which returned -12.81%. Prior to December 1, 2007, the fund was primarily compared with the S&P 500®, which declined 13.12% for the corresponding year. (For specific class-level performance results for the 12-month period, please refer to the performance section of this report.) During this period, the fund's mandate shifted to investing in companies with mega market capitalizations, and the fund's name changed accordingly. For the first five months of the period, the fund outperformed the S&P 500. Security selection in industrials and financials helped the most. Specifically, oilfield services provider Cameron International and diversified industrial company McDermott International fared well. Both stocks were sold by period end. On the downside, insurance giant American International Group (AIG) faltered. For the last seven months of the period, the fund lagged the Russell Top 200. Stock selection in energy was the biggest detractor. The fund's positions in oil refiners Valero and Tesoro, the latter of which was an out-of-index holding, hurt. Elsewhere, insurance giant AIG continued to lag. Conversely, stock picking and market selection in technology, industrials and consumer discretionary were beneficial, as was stock selection in materials. Underweightings in conglomerate General Electric and bank Wachovia were the biggest contributors. Overweightings in Freeport-McMoRan Copper & Gold and offshore driller Transocean also were productive.

During the past year, the fund's Institutional Class shares performed roughly in line with the Russell Top 200® Index, a mega-cap proxy added as a supplemental benchmark on December 1, 2007, which returned -12.81%. Prior to December 1, 2007, the fund was primarily compared with the S&P 500®, which declined 13.12% for the corresponding year. (For specific class-level performance results for the 12-month period, please refer to the performance section of this report.) During this period, the fund's mandate shifted to investing in companies with mega market capitalizations, and the fund's name changed accordingly. For the first five months of the period, the fund outperformed the S&P 500. Security selection in industrials and financials helped the most. Specifically, oilfield services provider Cameron International and diversified industrial company McDermott International fared well. Both stocks were sold by period end. On the downside, insurance giant American International Group (AIG) faltered. For the last seven months of the period, the fund lagged the Russell Top 200. Stock selection in energy was the biggest detractor. The fund's positions in oil refiners Valero and Tesoro, the latter of which was an out-of-index holding, hurt. Elsewhere, insurance giant AIG continued to lag. Conversely, stock picking and market selection in technology, industrials and consumer discretionary were beneficial, as was stock selection in materials. Underweightings in conglomerate General Electric and bank Wachovia were the biggest contributors. Overweightings in Freeport-McMoRan Copper & Gold and offshore driller Transocean also were productive.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2008 to June 30, 2008) for Mega Cap Stock and for the entire period (February 5, 2008 to June 30, 2008) for Class A, Class T, Class B, Class C and Institutional Class.

The hypothetical expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2008 to June 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value June 30, 2008	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 932.10	$ 3.96 B
Hypothetical A	$ 1,000.00	$ 1,019.79	$ 5.12 C
Class T
Actual	$ 1,000.00	$ 931.20	$ 5.12 B
Hypothetical A	$ 1,000.00	$ 1,018.30	$ 6.62 C
Class B
Actual	$ 1,000.00	$ 930.30	$ 6.71 B
Hypothetical A	$ 1,000.00	$ 1,016.26	$ 8.67 C
Class C
Actual	$ 1,000.00	$ 930.30	$ 6.63 B
Hypothetical A	$ 1,000.00	$ 1,016.36	$ 8.57 C
Mega Cap Stock
Actual	$ 1,000.00	$ 849.20	$ 3.36 B
Hypothetical A	$ 1,000.00	$ 1,021.23	$ 3.67 C
Institutional Class
Actual	$ 1,000.00	$ 934.00	$ 2.72 B
Hypothetical A	$ 1,000.00	$ 1,021.38	$ 3.52 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period) for Mega Cap Stock and multiplied by 147/366 (to reflect the period February 5, 2008 to June 30, 2008) for Class A, Class T, Class B, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.02%
Class T	1.32%
Class B	1.73%
Class C	1.71%
Mega Cap Stock	.73%
Institutional Class	.70%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.2	2.4
Hewlett-Packard Co.	3.4	2.0
Microsoft Corp.	2.8	2.6
AT&T, Inc.	2.7	1.3
Johnson & Johnson	2.6	1.7
JPMorgan Chase & Co.	2.6	2.5
ConocoPhillips	2.1	1.8
American International Group, Inc.	2.1	2.1
International Business Machines Corp.	2.0	1.5
Philip Morris International, Inc.	1.8	0.0
	27.3
Top Five Market Sectors as of June 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.5	17.5
Energy	16.6	13.0
Financials	15.9	17.1
Health Care	12.6	12.6
Consumer Discretionary	8.8	10.4
Asset Allocation (% of fund's net assets)
As of June 30, 2008 *		As of December 31, 2007 **
	Stocks 100.0%		Stocks 98.0%
	Short-Term Investments and Net Other Assets 0.0%		Short-Term Investments and Net Other Assets 2.0%
* Foreign investments	4.9%	** Foreign investments	3.9%

Annual Report

Investments June 30, 2008

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
CONSUMER DISCRETIONARY - 8.8%
Auto Components - 0.3%
Johnson Controls, Inc.	69,600	$ 1,996,128
Automobiles - 0.1%
Toyota Motor Corp. sponsored ADR	10,000	940,000
Hotels, Restaurants & Leisure - 1.7%
McDonald's Corp.	198,700	11,170,914
Household Durables - 1.2%
Whirlpool Corp. (d)	128,400	7,926,132
Media - 2.5%
Comcast Corp. Class A	50,000	948,500
McGraw-Hill Companies, Inc.	57,900	2,322,948
News Corp. Class A	20,100	302,304
Omnicom Group, Inc.	26,100	1,171,368
The DIRECTV Group, Inc. (a)	77,400	2,005,434
The Walt Disney Co.	188,600	5,884,320
Time Warner, Inc.	132,100	1,955,080
Viacom, Inc. Class B (non-vtg.) (a)	58,300	1,780,482
		16,370,436
Multiline Retail - 0.9%
Sears Holdings Corp. (a)(d)	51,400	3,786,124
Target Corp. (d)	53,400	2,482,566
		6,268,690
Specialty Retail - 1.1%
Abercrombie & Fitch Co. Class A	26,100	1,635,948
Best Buy Co., Inc.	10,000	396,000
Home Depot, Inc.	131,100	3,070,362
Lowe's Companies, Inc.	30,000	622,500
Staples, Inc.	55,243	1,312,021
		7,036,831
Textiles, Apparel & Luxury Goods - 1.0%
NIKE, Inc. Class B (d)	114,400	6,819,384
TOTAL CONSUMER DISCRETIONARY		58,528,515
CONSUMER STAPLES - 8.6%
Beverages - 0.6%
Coca-Cola Enterprises, Inc.	24,300	420,390
Molson Coors Brewing Co. Class B	64,793	3,520,204
		3,940,594
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 2.5%
CVS Caremark Corp.	97,600	$ 3,862,032
Kroger Co.	67,700	1,954,499
Wal-Mart Stores, Inc.	196,384	11,036,781
		16,853,312
Food Products - 1.0%
Archer Daniels Midland Co.	107,000	3,611,250
Kellogg Co.	65,200	3,130,904
Tyson Foods, Inc. Class A	1,300	19,422
		6,761,576
Household Products - 1.7%
Energizer Holdings, Inc. (a)	10,000	730,900
Kimberly-Clark Corp.	10,000	597,800
Procter & Gamble Co.	160,700	9,772,167
		11,100,867
Tobacco - 2.8%
Altria Group, Inc.	325,030	6,682,617
Philip Morris International, Inc.	245,030	12,102,032
		18,784,649
TOTAL CONSUMER STAPLES		57,440,998
ENERGY - 16.6%
Energy Equipment & Services - 3.6%
Halliburton Co.	143,400	7,610,238
National Oilwell Varco, Inc. (a)	20,000	1,774,400
Noble Corp.	23,900	1,552,544
Schlumberger Ltd. (NY Shares)	32,715	3,514,572
Transocean, Inc. (a)	61,552	9,379,909
		23,831,663
Oil, Gas & Consumable Fuels - 13.0%
Apache Corp.	30,000	4,170,000
Canadian Natural Resources Ltd.	5,000	494,629
Chevron Corp.	65,500	6,493,015
ConocoPhillips	150,000	14,158,500
Devon Energy Corp.	5,000	600,800
Exxon Mobil Corp.	393,071	34,641,347
Marathon Oil Corp.	204,500	10,607,415
Occidental Petroleum Corp.	20,000	1,797,200
Peabody Energy Corp.	8,927	786,022
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Plains Exploration & Production Co. (a)	6,100	$ 445,117
Tesoro Corp.	138,100	2,730,237
Valero Energy Corp.	246,500	10,150,870
		87,075,152
TOTAL ENERGY		110,906,815
FINANCIALS - 15.9%
Capital Markets - 3.9%
Goldman Sachs Group, Inc.	51,100	8,937,390
Janus Capital Group, Inc.	208,700	5,524,289
Lehman Brothers Holdings, Inc.	357,672	7,085,482
Morgan Stanley	31,500	1,136,205
State Street Corp.	48,700	3,116,313
		25,799,679
Commercial Banks - 1.6%
U.S. Bancorp, Delaware	40,000	1,115,600
Wachovia Corp.	106,100	1,647,733
Wells Fargo & Co. (d)	348,400	8,274,500
		11,037,833
Consumer Finance - 0.3%
American Express Co.	15,700	591,419
Capital One Financial Corp.	35,000	1,330,350
		1,921,769
Diversified Financial Services - 5.3%
Bank of America Corp.	447,780	10,688,509
Citigroup, Inc.	432,200	7,243,672
JPMorgan Chase & Co.	506,200	17,367,722
		35,299,903
Insurance - 4.6%
ACE Ltd.	26,100	1,437,849
AFLAC, Inc.	25,000	1,570,000
American International Group, Inc.	524,330	13,873,772
Berkshire Hathaway, Inc. Class B (a)	860	3,450,320
Loews Corp.	60,900	2,856,210
MetLife, Inc.	27,500	1,451,175
Prudential Financial, Inc.	16,600	991,684
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
The Chubb Corp.	27,000	$ 1,323,270
The Travelers Companies, Inc.	86,000	3,732,400
		30,686,680
Thrifts & Mortgage Finance - 0.2%
Fannie Mae	58,500	1,141,335
Freddie Mac	30,000	492,000
		1,633,335
TOTAL FINANCIALS		106,379,199
HEALTH CARE - 12.6%
Biotechnology - 1.4%
Amgen, Inc. (a)	50,190	2,366,960
Biogen Idec, Inc. (a)	32,200	1,799,658
Genentech, Inc. (a)	45,200	3,430,680
Gilead Sciences, Inc. (a)	35,220	1,864,899
		9,462,197
Health Care Equipment & Supplies - 1.7%
Baxter International, Inc.	69,900	4,469,406
Becton, Dickinson & Co.	39,200	3,186,960
C.R. Bard, Inc.	5,200	457,340
Covidien Ltd.	40,000	1,915,600
Medtronic, Inc.	28,300	1,464,525
		11,493,831
Health Care Providers & Services - 2.5%
Humana, Inc. (a)	72,800	2,895,256
McKesson Corp.	19,300	1,079,063
Medco Health Solutions, Inc. (a)	159,500	7,528,400
UnitedHealth Group, Inc.	140,200	3,680,250
WellPoint, Inc. (a)	26,900	1,282,054
		16,465,023
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc. (a)	65,000	3,622,450
Pharmaceuticals - 6.4%
Abbott Laboratories	45,000	2,383,650
Allergan, Inc.	10,000	520,500
Johnson & Johnson	271,800	17,487,612
Merck & Co., Inc.	283,900	10,700,191
Pfizer, Inc.	244,200	4,266,174
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	155,100	$ 3,053,919
Wyeth	96,000	4,604,160
		43,016,206
TOTAL HEALTH CARE		84,059,707
INDUSTRIALS - 8.6%
Aerospace & Defense - 4.9%
General Dynamics Corp.	6,500	547,300
Honeywell International, Inc.	109,600	5,510,688
L-3 Communications Holdings, Inc.	24,900	2,262,663
Lockheed Martin Corp.	61,900	6,107,054
Northrop Grumman Corp.	89,800	6,007,620
Raytheon Co.	81,000	4,558,680
The Boeing Co.	69,800	4,587,256
United Technologies Corp.	45,900	2,832,030
		32,413,291
Airlines - 0.1%
AMR Corp. (a)	72,200	369,664
UAL Corp.	28,800	150,336
US Airways Group, Inc. (a)	40,900	102,250
		622,250
Commercial Services & Supplies - 0.0%
Manpower, Inc.	900	52,416
Industrial Conglomerates - 0.9%
General Electric Co.	175,700	4,689,433
Tyco International Ltd.	40,000	1,601,600
		6,291,033
Machinery - 1.7%
Caterpillar, Inc.	54,900	4,052,718
Deere & Co.	78,300	5,647,779
Eaton Corp.	700	59,479
Ingersoll-Rand Co. Ltd. Class A	37,900	1,418,597
		11,178,573
Road & Rail - 1.0%
Burlington Northern Santa Fe Corp.	10,000	998,900
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
Norfolk Southern Corp.	30,000	$ 1,880,100
Union Pacific Corp.	52,000	3,926,000
		6,805,000
TOTAL INDUSTRIALS		57,362,563
INFORMATION TECHNOLOGY - 20.5%
Communications Equipment - 3.0%
Cisco Systems, Inc. (a)	464,800	10,811,248
Corning, Inc.	42,100	970,405
Juniper Networks, Inc. (a)	10,000	221,800
Nokia Corp. sponsored ADR	205,400	5,032,300
QUALCOMM, Inc.	69,100	3,065,967
		20,101,720
Computers & Peripherals - 7.9%
Apple, Inc. (a)	68,100	11,402,664
EMC Corp. (a)	300	4,407
Hewlett-Packard Co.	509,500	22,524,995
International Business Machines Corp.	114,800	13,607,244
Western Digital Corp. (a)	145,800	5,034,474
		52,573,784
Electronic Equipment & Instruments - 0.3%
Tyco Electronics Ltd.	61,600	2,206,512
Internet Software & Services - 0.9%
Google, Inc. Class A (sub. vtg.) (a)	11,350	5,974,867
Yahoo!, Inc. (a)	14,300	295,438
		6,270,305
IT Services - 1.3%
Accenture Ltd. Class A	156,400	6,368,608
Visa, Inc.	25,000	2,032,750
		8,401,358
Semiconductors & Semiconductor Equipment - 3.0%
Applied Materials, Inc.	405,918	7,748,975
ASML Holding NV (NY Shares)	184,900	4,511,560
Intel Corp.	332,200	7,135,656
Texas Instruments, Inc.	20,000	563,200
		19,959,391
Software - 4.1%
Microsoft Corp.	689,100	18,957,141
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Oracle Corp. (a)	368,200	$ 7,732,200
Symantec Corp. (a)	53,300	1,031,355
		27,720,696
TOTAL INFORMATION TECHNOLOGY		137,233,766
MATERIALS - 3.0%
Chemicals - 1.0%
Celanese Corp. Class A	19,500	890,370
Monsanto Co.	23,000	2,908,120
The Mosaic Co. (a)	20,000	2,894,000
		6,692,490
Metals & Mining - 2.0%
ArcelorMittal SA (NY Shares) Class A	19,300	1,912,051
Freeport-McMoRan Copper & Gold, Inc. Class B	95,500	11,191,645
		13,103,696
TOTAL MATERIALS		19,796,186
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 3.3%
AT&T, Inc.	524,700	17,677,143
Qwest Communications International, Inc.	50,000	196,500
Verizon Communications, Inc.	114,600	4,056,840
		21,930,483
UTILITIES - 2.1%
Electric Utilities - 0.7%
Entergy Corp.	5,000	602,400
Exelon Corp.	15,000	1,349,400
FirstEnergy Corp.	30,000	2,469,900
PPL Corp.	10,000	522,700
		4,944,400
Independent Power Producers & Energy Traders - 0.8%
AES Corp. (a)	82,100	1,577,141
Constellation Energy Group, Inc.	46,800	3,842,280
		5,419,421
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 0.6%
Public Service Enterprise Group, Inc.	87,300	$ 4,009,689
TOTAL UTILITIES		14,373,510
TOTAL COMMON STOCKS (Cost $743,099,299)		668,011,742
Money Market Funds - 3.5%

Fidelity Securities Lending Cash Central Fund, 2.39% (b)(c) (Cost $23,436,500)	23,436,500	23,436,500
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $766,535,799)		691,448,242
NET OTHER ASSETS - (3.5)%		(23,365,552)
NET ASSETS - 100%		$ 668,082,690
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 529,959
Fidelity Securities Lending Cash Central Fund	295,384
Total	$ 825,343

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2008

Assets
Investment in securities, at value (including securities loaned of $22,228,782) - See accompanying schedule: Unaffiliated issuers (cost $743,099,299)	$ 668,011,742
Fidelity Central Funds (cost $23,436,500)	23,436,500
Total Investments (cost $766,535,799)		$ 691,448,242
Receivable for investments sold		2,485,471
Receivable for fund shares sold		465,833
Dividends receivable		617,823
Distributions receivable from Fidelity Central Funds		60,828
Prepaid expenses		812
Other receivables		21
Total assets		695,079,030

Liabilities
Payable to custodian bank	$ 61,954
Payable for fund shares redeemed	3,054,231
Accrued management fee	270,451
Distribution fees payable	259
Other affiliated payables	134,912
Other payables and accrued expenses	38,033
Collateral on securities loaned, at value	23,436,500
Total liabilities		26,996,340

Net Assets		$ 668,082,690
Net Assets consist of:
Paid in capital		$ 742,629,358
Undistributed net investment income		4,457,069
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,916,659)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(75,087,078)
Net Assets		$ 668,082,690

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

June 30, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($106,360 ÷ 10,749 shares)	$ 9.89

Maximum offering price per share (100/94.25 of $9.89)	$ 10.49
Class T: Net Asset Value and redemption price per share ($135,765 ÷ 13,738 shares)	$ 9.88

Maximum offering price per share (100/96.50 of $9.88)	$ 10.24
Class B: Net Asset Value and offering price per share ($106,810 ÷ 10,827 shares)A	$ 9.87

Class C: Net Asset Value and offering price per share ($98,202 ÷ 9,953 shares)A	$ 9.87

Mega Cap Stock: Net Asset Value, offering price and redemption price per share ($667,542,177 ÷ 67,387,928 shares)	$ 9.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($93,376 ÷ 9,425 shares)	$ 9.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended June 30, 2008

Investment Income
Dividends		$ 8,748,862
Interest		9,105
Income from Fidelity Central Funds		825,343
Total income		9,583,310

Expenses
Management fee	$ 2,176,949
Transfer agent fees	967,001
Distribution fees	1,219
Accounting and security lending fees	177,248
Custodian fees and expenses	27,668
Independent trustees' compensation	1,778
Registration fees	146,462
Audit	43,161
Legal	1,425
Miscellaneous	21,549
Total expenses before reductions	3,564,460
Expense reductions	(66,857)	3,497,603
Net investment income (loss)		6,085,707
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(93,135)
Foreign currency transactions	2,821
Futures contracts	(562,680)
Total net realized gain (loss)		(652,994)
Change in net unrealized appreciation (depreciation) on: Investment securities	(106,617,638)
Assets and liabilities in foreign currencies	416
Total change in net unrealized appreciation (depreciation)		(106,617,222)
Net gain (loss)		(107,270,216)
Net increase (decrease) in net assets resulting from operations		$ (101,184,509)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended June 30, 2008	Year ended June 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,085,707	$ 1,533,606
Net realized gain (loss)	(652,994)	11,201,563
Change in net unrealized appreciation (depreciation)	(106,617,222)	22,555,444
Net increase (decrease) in net assets resulting from operations	(101,184,509)	35,290,613
Distributions to shareholders from net investment income	(2,028,069)	(1,575,615)
Distributions to shareholders from net realized gain	(12,126,374)	(3,189,149)
Total distributions	(14,154,443)	(4,764,764)
Share transactions - net increase (decrease)	578,258,425	(8,196,217)
Total increase (decrease) in net assets	462,919,473	22,329,632

Net Assets
Beginning of period	205,163,217	182,833,585
End of period (including undistributed net investment income of $4,457,069 and undistributed net investment income of $410,073, respectively)	$ 668,082,690	$ 205,163,217

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended June 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.05
Net realized and unrealized gain (loss)	(.77)
Total from investment operations	(.72)
Net asset value, end of period	$ 9.89
Total Return B, C, D	(6.79)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.02% A
Expenses net of fee waivers, if any	1.02% A
Expenses net of all reductions	1.01% A
Net investment income (loss)	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 106
Portfolio turnover rate G	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended June 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.04
Net realized and unrealized gain (loss)	(.77)
Total from investment operations	(.73)
Net asset value, end of period	$ 9.88
Total Return B, C, D	(6.88)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.32% A
Expenses net of fee waivers, if any	1.32% A
Expenses net of all reductions	1.32% A
Net investment income (loss)	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 136
Portfolio turnover rate G	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended June 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.02
Net realized and unrealized gain (loss)	(.76)
Total from investment operations	(.74)
Net asset value, end of period	$ 9.87
Total Return B, C, D	(6.97)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.73% A
Expenses net of fee waivers, if any	1.73% A
Expenses net of all reductions	1.73% A
Net investment income (loss)	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate G	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended June 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.02
Net realized and unrealized gain (loss)	(.76)
Total from investment operations	(.74)
Net asset value, end of period	$ 9.87
Total Return B, C, D	(6.97)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.71% A
Expenses net of fee waivers, if any	1.71% A
Expenses net of all reductions	1.71% A
Net investment income (loss)	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 98
Portfolio turnover rate G	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mega Cap Stock

Years ended June 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 12.06	$ 10.31	$ 9.28	$ 9.24	$ 8.48
Income from Investment Operations
Net investment income (loss) B	.14	.09	.05	.14 E	.06
Net realized and unrealized gain (loss)	(1.60)	1.93	1.21	.02	.76
Total from investment operations	(1.46)	2.02	1.26	.16	.82
Distributions from net investment income	(.07)	(.09)	(.06)	(.12)	(.06)
Distributions from net realized gain	(.62)	(.18)	(.17)	-	-
Total distributions	(.69)	(.27)	(.23)	(.12)	(.06)
Net asset value, end of period	$ 9.91	$ 12.06	$ 10.31	$ 9.28	$ 9.24
Total Return A	(12.73)%	20.05%	13.63%	1.71%	9.68%
Ratios to Average Net Assets C, F
Expenses before reductions	.75%	.81%	.86%	.84%	.86%
Expenses net of fee waivers, if any	.74%	.81%	.86%	.84%	.86%
Expenses net of all reductions	.74%	.81%	.82%	.81%	.85%
Net investment income (loss)	1.28%	.79%	.51%	1.52% E	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$ 667,542	$ 205,163	$ 182,834	$ 179,344	$ 209,344
Portfolio turnover rate D	97%	94%	180%	79%	26%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended June 30,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.61
Income from Investment Operations
Net investment income (loss) D	.07
Net realized and unrealized gain (loss)	(.77)
Total from investment operations	(.70)
Net asset value, end of period	$ 9.91
Total Return B, C	(6.60)%
Ratios to Average Net Assets E, H
Expenses before reductions	.70% A
Expenses net of fee waivers, if any	.70% A
Expenses net of all reductions	.70% A
Net investment income (loss)	1.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 93
Portfolio turnover rate F	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2008

1. Organization.

Fidelity Mega Cap Stock Fund (the Fund) (formerly Fidelity Growth & Income II Portfolio) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class T, Class B, Class C, and Institutional Class shares and the existing class was designated Mega Cap Stock on February 5, 2008. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 32,029,360
Unrealized depreciation	(112,195,963)
Net unrealized appreciation (depreciation)	(80,166,603)
Undistributed ordinary income	3,708,324
Undistributed long-term capital gain	967,118

Cost for federal income tax purposes	$ 771,614,845

The tax character of distributions paid was as follows:

	June 30, 2008	June 30, 2007
Ordinary Income	$ 5,440,769	$ 1,575,615
Long-term Capital Gains	8,713,674	3,189,149
Total	$ 14,154,443	$ 4,764,764

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,027,448,757 and $447,578,450, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 107	$ 102
Class T	.25%	.25%	268	204
Class B	.75%	.25%	431	425
Class C	.75%	.25%	413	413
			$ 1,219	$ 1,144

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 95
Class T	19
Class B*	5
Class C*	-
$ 119

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Mega Cap Stock shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 97.22
Class T	150.28
Class B	83.19
Class C	69.17
Mega Cap Stock	966,538.20
Institutional Class	64.16
	$ 967,001

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $44,159 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $668 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and

Annual Report

8. Security Lending - continued

maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $295,384.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,912 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $3,979. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Mega Cap Stock	$ 3,091

In addition, FMR voluntarily agreed to reimburse a portion of the existing class' operating expenses. During the period, this reimbursement reduced the existing class' expenses by $56,875.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Notes to Financial Statements - continued

10. Other - continued

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $14,537, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2008	2007
From net investment income
Mega Cap Stock	$ 2,028,069	$ 1,575,615
From net realized gain
Mega Cap Stock	$ 12,126,374	$ 3,189,149

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2008	2007	2008	2007
Class A A
Shares sold	10,749	-	$ 114,109	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	10,749	-	$ 114,109	$ -
Class T A
Shares sold	13,813	-	$ 145,705	$ -
Shares redeemed	(75)	-	(773)	-
Net increase (decrease)	13,738	-	$ 144,932	$ -
Class B A
Shares sold	10,836	-	$ 114,788	$ -
Shares redeemed	(9)	-	(99)	-
Net increase (decrease)	10,827	-	$ 114,689	$ -
Class C A
Shares sold	9,953	-	$ 105,728	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	9,953	-	$ 105,728	$ -
Mega Cap Stock
Shares sold	62,330,525	2,800,133	$ 706,742,566	$ 31,267,121
Reinvestment of distributions	1,173,267	441,763	13,245,178	4,570,058
Shares redeemed	(13,126,183)	(3,969,395)	(142,308,777)	(44,033,396)
Net increase (decrease)	50,377,609	(727,499)	$ 577,678,967	$ (8,196,217)
Institutional Class A
Shares sold	9,425	-	$ 100,000	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	9,425	-	$ 100,000	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Mega Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mega Cap Stock Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mega Cap Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 19, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Edward C. Johnson 3d and James C. Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an overseer for the Boston Symphony Orchestra and a member of the Trustees for Villanove University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of
Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Commitee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Hastings Street Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the fund. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of the fund. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of the fund. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR Co. Legal (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of the fund. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of the fund. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Mega Cap Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	08/11/08	08/08/08	$.050	$.02
Class T	08/11/08	08/08/08	$.035	$.02
Class B	08/11/08	08/08/08	$.014	$.02
Class C	08/11/08	08/08/08	$.031	$.02

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2008, $3,867,467, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	5,283,033,775.58	95.146
Withheld	269,544,935.17	4.854
TOTAL	5,552,578,710.75	100.000
Dennis J. Dirks
Affirmative	5,309,249,727.21	95.618
Withheld	243,328,983.54	4.382
TOTAL	5,552,578,710.75	100.000
Edward C. Johnson 3d
Affirmative	5,252,938,642.62	94.604
Withheld	299,640,068.13	5.396
TOTAL	5,552,578,710.75	100.000
Alan J. Lacy
Affirmative	5,300,188,165.66	95.455
Withheld	252,390,545.09	4.545
TOTAL	5,552,578,710.75	100.000
Ned C. Lautenbach
Affirmative	5,297,558,579.14	95.407
Withheld	255,020,131.61	4.593
TOTAL	5,552,578,710.75	100.000
Joseph Mauriello
Affirmative	5,303,242,593.91	95.510
Withheld	249,336,116.84	4.490
TOTAL	5,552,578,710.75	100.000
Cornelia M. Small
Affirmative	5,306,804,229.45	95.574
Withheld	245,774,481.30	4.426
TOTAL	5,552,578,710.75	100.000
William S. Stavropoulos
Affirmative	5,284,506,192.07	95.172
Withheld	268,072,518.68	4.828
TOTAL	5,552,578,710.75	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	5,308,375,429.85	95.602
Withheld	244,203,280.90	4.398
TOTAL	5,552,578,710.75	100.000
Michael E. Wiley
Affirmative	5,304,369,992.98	95.530
Withheld	248,208,717.77	4.470
TOTAL	5,552,578,710.75	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,180,350,765.24	75.287
Against	812,580,433.39	14.634
Abstain	292,815,961.45	5.274
Broker Non-Votes	266,831,550.67	4.805
TOTAL	5,552,578,710.75	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co. Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AGII-UANN-0808
1.855226.100

Fidelity Advisor
Mega Cap Stock
Fund - Institutional Class

Annual Report

June 30, 2008

Institutional Class
is a class of Fidelity®
Mega Cap Stock Fund
(formerly Fidelity Growth &
Income II Portfolio)

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2008	Past 1 year	Past 5 years	Life of fund A
Institutional Class B, C	-12.73%	5.84%	1.73%

A From December 28, 1998.

B The initial offering of Institutional Class shares took place on February 5, 2008. Returns prior to February 5, 2008 are those of Mega Cap Stock, the original retail class of the fund.

C Prior to December 1, 2007, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mega Cap Stock - Institutional Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. The initial offering of Institutional Class took place on February 5, 2008. See the previous page for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Comments from Rick Mace, Portfolio Manager of Fidelity Advisor Mega Cap Stock Fund

As threats of a recession, concerns about inflation and higher unemployment rates weighed heavily on consumers and investors, the U.S. equity markets struggled for the year ending June 30, 2008. For investors, the lingering effects of the subprime mortgage crisis and subsequent credit crunch were felt in most areas of the market, with financial stocks lagging and the energy sector continuing its upward trajectory. To help reignite the economy, the Federal Reserve Board lowered its key interest rate seven times, taking it from 5.25% to 2.00% during the period. The Fed also stepped in to help prevent the near collapse of investment bank Bear Stearns. These moves initially seemed to bolster investor confidence, but, ultimately, most indexes lagged. The Standard & Poor's 500SM Index fell 13.12% for the year ending June 30, 2008. The Dow Jones Industrial AverageSM also declined, with a -13.27% return, and the NASDAQ Composite® Index plunged 11.28%.

During the past year, the fund's Class A, Class T, Class B and Class C shares (excluding sales charges) performed roughly in line with the Russell Top 200® Index, a mega-cap proxy added as a supplemental benchmark on December 1, 2007, which returned -12.81%. Prior to December 1, 2007, the fund was primarily compared with the S&P 500®, which declined 13.12% for the corresponding year. (For specific class-level performance results for the 12-month period, please refer to the performance section of this report.) During this period, the fund's mandate shifted to investing in companies with mega market capitalizations, and the fund's name changed accordingly. For the first five months of the period, the fund outperformed the S&P 500. Security selection in industrials and financials helped the most. Specifically, oilfield services provider Cameron International and diversified industrial company McDermott International fared well. Both stocks were sold by period end. On the downside, insurance giant American International Group (AIG) faltered. For the last seven months of the period, the fund lagged the Russell Top 200. Stock selection in energy was the biggest detractor. The fund's positions in oil refiners Valero and Tesoro, the latter of which was an out-of-index holding, hurt. Elsewhere, insurance giant AIG continued to lag. Conversely, stock picking and market selection in technology, industrials and consumer discretionary were beneficial, as was stock selection in materials. Underweightings in conglomerate General Electric and bank Wachovia were the biggest contributors. Overweightings in Freeport-McMoRan Copper & Gold and offshore driller Transocean also were productive.

During the past year, the fund's Institutional Class shares performed roughly in line with the Russell Top 200® Index, a mega-cap proxy added as a supplemental benchmark on December 1, 2007, which returned -12.81%. Prior to December 1, 2007, the fund was primarily compared with the S&P 500®, which declined 13.12% for the corresponding year. (For specific class-level performance results for the 12-month period, please refer to the performance section of this report.) During this period, the fund's mandate shifted to investing in companies with mega market capitalizations, and the fund's name changed accordingly. For the first five months of the period, the fund outperformed the S&P 500. Security selection in industrials and financials helped the most. Specifically, oilfield services provider Cameron International and diversified industrial company McDermott International fared well. Both stocks were sold by period end. On the downside, insurance giant American International Group (AIG) faltered. For the last seven months of the period, the fund lagged the Russell Top 200. Stock selection in energy was the biggest detractor. The fund's positions in oil refiners Valero and Tesoro, the latter of which was an out-of-index holding, hurt. Elsewhere, insurance giant AIG continued to lag. Conversely, stock picking and market selection in technology, industrials and consumer discretionary were beneficial, as was stock selection in materials. Underweightings in conglomerate General Electric and bank Wachovia were the biggest contributors. Overweightings in Freeport-McMoRan Copper & Gold and offshore driller Transocean also were productive.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2008 to June 30, 2008) for Mega Cap Stock and for the entire period (February 5, 2008 to June 30, 2008) for Class A, Class T, Class B, Class C and Institutional Class.

The hypothetical expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2008 to June 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value June 30, 2008	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 932.10	$ 3.96 B
Hypothetical A	$ 1,000.00	$ 1,019.79	$ 5.12 C
Class T
Actual	$ 1,000.00	$ 931.20	$ 5.12 B
Hypothetical A	$ 1,000.00	$ 1,018.30	$ 6.62 C
Class B
Actual	$ 1,000.00	$ 930.30	$ 6.71 B
Hypothetical A	$ 1,000.00	$ 1,016.26	$ 8.67 C
Class C
Actual	$ 1,000.00	$ 930.30	$ 6.63 B
Hypothetical A	$ 1,000.00	$ 1,016.36	$ 8.57 C
Mega Cap Stock
Actual	$ 1,000.00	$ 849.20	$ 3.36 B
Hypothetical A	$ 1,000.00	$ 1,021.23	$ 3.67 C
Institutional Class
Actual	$ 1,000.00	$ 934.00	$ 2.72 B
Hypothetical A	$ 1,000.00	$ 1,021.38	$ 3.52 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period) for Mega Cap Stock and multiplied by 147/366 (to reflect the period February 5, 2008 to June 30, 2008) for Class A, Class T, Class B, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.02%
Class T	1.32%
Class B	1.73%
Class C	1.71%
Mega Cap Stock	.73%
Institutional Class	.70%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.2	2.4
Hewlett-Packard Co.	3.4	2.0
Microsoft Corp.	2.8	2.6
AT&T, Inc.	2.7	1.3
Johnson & Johnson	2.6	1.7
JPMorgan Chase & Co.	2.6	2.5
ConocoPhillips	2.1	1.8
American International Group, Inc.	2.1	2.1
International Business Machines Corp.	2.0	1.5
Philip Morris International, Inc.	1.8	0.0
	27.3
Top Five Market Sectors as of June 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.5	17.5
Energy	16.6	13.0
Financials	15.9	17.1
Health Care	12.6	12.6
Consumer Discretionary	8.8	10.4
Asset Allocation (% of fund's net assets)
As of June 30, 2008 *		As of December 31, 2007 **
	Stocks 100.0%		Stocks 98.0%
	Short-Term Investments and Net Other Assets 0.0%		Short-Term Investments and Net Other Assets 2.0%
* Foreign investments	4.9%	** Foreign investments	3.9%

Annual Report

Investments June 30, 2008

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
CONSUMER DISCRETIONARY - 8.8%
Auto Components - 0.3%
Johnson Controls, Inc.	69,600	$ 1,996,128
Automobiles - 0.1%
Toyota Motor Corp. sponsored ADR	10,000	940,000
Hotels, Restaurants & Leisure - 1.7%
McDonald's Corp.	198,700	11,170,914
Household Durables - 1.2%
Whirlpool Corp. (d)	128,400	7,926,132
Media - 2.5%
Comcast Corp. Class A	50,000	948,500
McGraw-Hill Companies, Inc.	57,900	2,322,948
News Corp. Class A	20,100	302,304
Omnicom Group, Inc.	26,100	1,171,368
The DIRECTV Group, Inc. (a)	77,400	2,005,434
The Walt Disney Co.	188,600	5,884,320
Time Warner, Inc.	132,100	1,955,080
Viacom, Inc. Class B (non-vtg.) (a)	58,300	1,780,482
		16,370,436
Multiline Retail - 0.9%
Sears Holdings Corp. (a)(d)	51,400	3,786,124
Target Corp. (d)	53,400	2,482,566
		6,268,690
Specialty Retail - 1.1%
Abercrombie & Fitch Co. Class A	26,100	1,635,948
Best Buy Co., Inc.	10,000	396,000
Home Depot, Inc.	131,100	3,070,362
Lowe's Companies, Inc.	30,000	622,500
Staples, Inc.	55,243	1,312,021
		7,036,831
Textiles, Apparel & Luxury Goods - 1.0%
NIKE, Inc. Class B (d)	114,400	6,819,384
TOTAL CONSUMER DISCRETIONARY		58,528,515
CONSUMER STAPLES - 8.6%
Beverages - 0.6%
Coca-Cola Enterprises, Inc.	24,300	420,390
Molson Coors Brewing Co. Class B	64,793	3,520,204
		3,940,594
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 2.5%
CVS Caremark Corp.	97,600	$ 3,862,032
Kroger Co.	67,700	1,954,499
Wal-Mart Stores, Inc.	196,384	11,036,781
		16,853,312
Food Products - 1.0%
Archer Daniels Midland Co.	107,000	3,611,250
Kellogg Co.	65,200	3,130,904
Tyson Foods, Inc. Class A	1,300	19,422
		6,761,576
Household Products - 1.7%
Energizer Holdings, Inc. (a)	10,000	730,900
Kimberly-Clark Corp.	10,000	597,800
Procter & Gamble Co.	160,700	9,772,167
		11,100,867
Tobacco - 2.8%
Altria Group, Inc.	325,030	6,682,617
Philip Morris International, Inc.	245,030	12,102,032
		18,784,649
TOTAL CONSUMER STAPLES		57,440,998
ENERGY - 16.6%
Energy Equipment & Services - 3.6%
Halliburton Co.	143,400	7,610,238
National Oilwell Varco, Inc. (a)	20,000	1,774,400
Noble Corp.	23,900	1,552,544
Schlumberger Ltd. (NY Shares)	32,715	3,514,572
Transocean, Inc. (a)	61,552	9,379,909
		23,831,663
Oil, Gas & Consumable Fuels - 13.0%
Apache Corp.	30,000	4,170,000
Canadian Natural Resources Ltd.	5,000	494,629
Chevron Corp.	65,500	6,493,015
ConocoPhillips	150,000	14,158,500
Devon Energy Corp.	5,000	600,800
Exxon Mobil Corp.	393,071	34,641,347
Marathon Oil Corp.	204,500	10,607,415
Occidental Petroleum Corp.	20,000	1,797,200
Peabody Energy Corp.	8,927	786,022
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Plains Exploration & Production Co. (a)	6,100	$ 445,117
Tesoro Corp.	138,100	2,730,237
Valero Energy Corp.	246,500	10,150,870
		87,075,152
TOTAL ENERGY		110,906,815
FINANCIALS - 15.9%
Capital Markets - 3.9%
Goldman Sachs Group, Inc.	51,100	8,937,390
Janus Capital Group, Inc.	208,700	5,524,289
Lehman Brothers Holdings, Inc.	357,672	7,085,482
Morgan Stanley	31,500	1,136,205
State Street Corp.	48,700	3,116,313
		25,799,679
Commercial Banks - 1.6%
U.S. Bancorp, Delaware	40,000	1,115,600
Wachovia Corp.	106,100	1,647,733
Wells Fargo & Co. (d)	348,400	8,274,500
		11,037,833
Consumer Finance - 0.3%
American Express Co.	15,700	591,419
Capital One Financial Corp.	35,000	1,330,350
		1,921,769
Diversified Financial Services - 5.3%
Bank of America Corp.	447,780	10,688,509
Citigroup, Inc.	432,200	7,243,672
JPMorgan Chase & Co.	506,200	17,367,722
		35,299,903
Insurance - 4.6%
ACE Ltd.	26,100	1,437,849
AFLAC, Inc.	25,000	1,570,000
American International Group, Inc.	524,330	13,873,772
Berkshire Hathaway, Inc. Class B (a)	860	3,450,320
Loews Corp.	60,900	2,856,210
MetLife, Inc.	27,500	1,451,175
Prudential Financial, Inc.	16,600	991,684
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
The Chubb Corp.	27,000	$ 1,323,270
The Travelers Companies, Inc.	86,000	3,732,400
		30,686,680
Thrifts & Mortgage Finance - 0.2%
Fannie Mae	58,500	1,141,335
Freddie Mac	30,000	492,000
		1,633,335
TOTAL FINANCIALS		106,379,199
HEALTH CARE - 12.6%
Biotechnology - 1.4%
Amgen, Inc. (a)	50,190	2,366,960
Biogen Idec, Inc. (a)	32,200	1,799,658
Genentech, Inc. (a)	45,200	3,430,680
Gilead Sciences, Inc. (a)	35,220	1,864,899
		9,462,197
Health Care Equipment & Supplies - 1.7%
Baxter International, Inc.	69,900	4,469,406
Becton, Dickinson & Co.	39,200	3,186,960
C.R. Bard, Inc.	5,200	457,340
Covidien Ltd.	40,000	1,915,600
Medtronic, Inc.	28,300	1,464,525
		11,493,831
Health Care Providers & Services - 2.5%
Humana, Inc. (a)	72,800	2,895,256
McKesson Corp.	19,300	1,079,063
Medco Health Solutions, Inc. (a)	159,500	7,528,400
UnitedHealth Group, Inc.	140,200	3,680,250
WellPoint, Inc. (a)	26,900	1,282,054
		16,465,023
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc. (a)	65,000	3,622,450
Pharmaceuticals - 6.4%
Abbott Laboratories	45,000	2,383,650
Allergan, Inc.	10,000	520,500
Johnson & Johnson	271,800	17,487,612
Merck & Co., Inc.	283,900	10,700,191
Pfizer, Inc.	244,200	4,266,174
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	155,100	$ 3,053,919
Wyeth	96,000	4,604,160
		43,016,206
TOTAL HEALTH CARE		84,059,707
INDUSTRIALS - 8.6%
Aerospace & Defense - 4.9%
General Dynamics Corp.	6,500	547,300
Honeywell International, Inc.	109,600	5,510,688
L-3 Communications Holdings, Inc.	24,900	2,262,663
Lockheed Martin Corp.	61,900	6,107,054
Northrop Grumman Corp.	89,800	6,007,620
Raytheon Co.	81,000	4,558,680
The Boeing Co.	69,800	4,587,256
United Technologies Corp.	45,900	2,832,030
		32,413,291
Airlines - 0.1%
AMR Corp. (a)	72,200	369,664
UAL Corp.	28,800	150,336
US Airways Group, Inc. (a)	40,900	102,250
		622,250
Commercial Services & Supplies - 0.0%
Manpower, Inc.	900	52,416
Industrial Conglomerates - 0.9%
General Electric Co.	175,700	4,689,433
Tyco International Ltd.	40,000	1,601,600
		6,291,033
Machinery - 1.7%
Caterpillar, Inc.	54,900	4,052,718
Deere & Co.	78,300	5,647,779
Eaton Corp.	700	59,479
Ingersoll-Rand Co. Ltd. Class A	37,900	1,418,597
		11,178,573
Road & Rail - 1.0%
Burlington Northern Santa Fe Corp.	10,000	998,900
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
Norfolk Southern Corp.	30,000	$ 1,880,100
Union Pacific Corp.	52,000	3,926,000
		6,805,000
TOTAL INDUSTRIALS		57,362,563
INFORMATION TECHNOLOGY - 20.5%
Communications Equipment - 3.0%
Cisco Systems, Inc. (a)	464,800	10,811,248
Corning, Inc.	42,100	970,405
Juniper Networks, Inc. (a)	10,000	221,800
Nokia Corp. sponsored ADR	205,400	5,032,300
QUALCOMM, Inc.	69,100	3,065,967
		20,101,720
Computers & Peripherals - 7.9%
Apple, Inc. (a)	68,100	11,402,664
EMC Corp. (a)	300	4,407
Hewlett-Packard Co.	509,500	22,524,995
International Business Machines Corp.	114,800	13,607,244
Western Digital Corp. (a)	145,800	5,034,474
		52,573,784
Electronic Equipment & Instruments - 0.3%
Tyco Electronics Ltd.	61,600	2,206,512
Internet Software & Services - 0.9%
Google, Inc. Class A (sub. vtg.) (a)	11,350	5,974,867
Yahoo!, Inc. (a)	14,300	295,438
		6,270,305
IT Services - 1.3%
Accenture Ltd. Class A	156,400	6,368,608
Visa, Inc.	25,000	2,032,750
		8,401,358
Semiconductors & Semiconductor Equipment - 3.0%
Applied Materials, Inc.	405,918	7,748,975
ASML Holding NV (NY Shares)	184,900	4,511,560
Intel Corp.	332,200	7,135,656
Texas Instruments, Inc.	20,000	563,200
		19,959,391
Software - 4.1%
Microsoft Corp.	689,100	18,957,141
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Oracle Corp. (a)	368,200	$ 7,732,200
Symantec Corp. (a)	53,300	1,031,355
		27,720,696
TOTAL INFORMATION TECHNOLOGY		137,233,766
MATERIALS - 3.0%
Chemicals - 1.0%
Celanese Corp. Class A	19,500	890,370
Monsanto Co.	23,000	2,908,120
The Mosaic Co. (a)	20,000	2,894,000
		6,692,490
Metals & Mining - 2.0%
ArcelorMittal SA (NY Shares) Class A	19,300	1,912,051
Freeport-McMoRan Copper & Gold, Inc. Class B	95,500	11,191,645
		13,103,696
TOTAL MATERIALS		19,796,186
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 3.3%
AT&T, Inc.	524,700	17,677,143
Qwest Communications International, Inc.	50,000	196,500
Verizon Communications, Inc.	114,600	4,056,840
		21,930,483
UTILITIES - 2.1%
Electric Utilities - 0.7%
Entergy Corp.	5,000	602,400
Exelon Corp.	15,000	1,349,400
FirstEnergy Corp.	30,000	2,469,900
PPL Corp.	10,000	522,700
		4,944,400
Independent Power Producers & Energy Traders - 0.8%
AES Corp. (a)	82,100	1,577,141
Constellation Energy Group, Inc.	46,800	3,842,280
		5,419,421
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 0.6%
Public Service Enterprise Group, Inc.	87,300	$ 4,009,689
TOTAL UTILITIES		14,373,510
TOTAL COMMON STOCKS (Cost $743,099,299)		668,011,742
Money Market Funds - 3.5%

Fidelity Securities Lending Cash Central Fund, 2.39% (b)(c) (Cost $23,436,500)	23,436,500	23,436,500
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $766,535,799)		691,448,242
NET OTHER ASSETS - (3.5)%		(23,365,552)
NET ASSETS - 100%		$ 668,082,690
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 529,959
Fidelity Securities Lending Cash Central Fund	295,384
Total	$ 825,343

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2008

Assets
Investment in securities, at value (including securities loaned of $22,228,782) - See accompanying schedule: Unaffiliated issuers (cost $743,099,299)	$ 668,011,742
Fidelity Central Funds (cost $23,436,500)	23,436,500
Total Investments (cost $766,535,799)		$ 691,448,242
Receivable for investments sold		2,485,471
Receivable for fund shares sold		465,833
Dividends receivable		617,823
Distributions receivable from Fidelity Central Funds		60,828
Prepaid expenses		812
Other receivables		21
Total assets		695,079,030

Liabilities
Payable to custodian bank	$ 61,954
Payable for fund shares redeemed	3,054,231
Accrued management fee	270,451
Distribution fees payable	259
Other affiliated payables	134,912
Other payables and accrued expenses	38,033
Collateral on securities loaned, at value	23,436,500
Total liabilities		26,996,340

Net Assets		$ 668,082,690
Net Assets consist of:
Paid in capital		$ 742,629,358
Undistributed net investment income		4,457,069
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,916,659)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(75,087,078)
Net Assets		$ 668,082,690

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

June 30, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($106,360 ÷ 10,749 shares)	$ 9.89

Maximum offering price per share (100/94.25 of $9.89)	$ 10.49
Class T: Net Asset Value and redemption price per share ($135,765 ÷ 13,738 shares)	$ 9.88

Maximum offering price per share (100/96.50 of $9.88)	$ 10.24
Class B: Net Asset Value and offering price per share ($106,810 ÷ 10,827 shares)A	$ 9.87

Class C: Net Asset Value and offering price per share ($98,202 ÷ 9,953 shares)A	$ 9.87

Mega Cap Stock: Net Asset Value, offering price and redemption price per share ($667,542,177 ÷ 67,387,928 shares)	$ 9.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($93,376 ÷ 9,425 shares)	$ 9.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended June 30, 2008

Investment Income
Dividends		$ 8,748,862
Interest		9,105
Income from Fidelity Central Funds		825,343
Total income		9,583,310

Expenses
Management fee	$ 2,176,949
Transfer agent fees	967,001
Distribution fees	1,219
Accounting and security lending fees	177,248
Custodian fees and expenses	27,668
Independent trustees' compensation	1,778
Registration fees	146,462
Audit	43,161
Legal	1,425
Miscellaneous	21,549
Total expenses before reductions	3,564,460
Expense reductions	(66,857)	3,497,603
Net investment income (loss)		6,085,707
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(93,135)
Foreign currency transactions	2,821
Futures contracts	(562,680)
Total net realized gain (loss)		(652,994)
Change in net unrealized appreciation (depreciation) on: Investment securities	(106,617,638)
Assets and liabilities in foreign currencies	416
Total change in net unrealized appreciation (depreciation)		(106,617,222)
Net gain (loss)		(107,270,216)
Net increase (decrease) in net assets resulting from operations		$ (101,184,509)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended June 30, 2008	Year ended June 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,085,707	$ 1,533,606
Net realized gain (loss)	(652,994)	11,201,563
Change in net unrealized appreciation (depreciation)	(106,617,222)	22,555,444
Net increase (decrease) in net assets resulting from operations	(101,184,509)	35,290,613
Distributions to shareholders from net investment income	(2,028,069)	(1,575,615)
Distributions to shareholders from net realized gain	(12,126,374)	(3,189,149)
Total distributions	(14,154,443)	(4,764,764)
Share transactions - net increase (decrease)	578,258,425	(8,196,217)
Total increase (decrease) in net assets	462,919,473	22,329,632

Net Assets
Beginning of period	205,163,217	182,833,585
End of period (including undistributed net investment income of $4,457,069 and undistributed net investment income of $410,073, respectively)	$ 668,082,690	$ 205,163,217

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended June 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.05
Net realized and unrealized gain (loss)	(.77)
Total from investment operations	(.72)
Net asset value, end of period	$ 9.89
Total Return B, C, D	(6.79)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.02% A
Expenses net of fee waivers, if any	1.02% A
Expenses net of all reductions	1.01% A
Net investment income (loss)	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 106
Portfolio turnover rate G	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended June 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.04
Net realized and unrealized gain (loss)	(.77)
Total from investment operations	(.73)
Net asset value, end of period	$ 9.88
Total Return B, C, D	(6.88)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.32% A
Expenses net of fee waivers, if any	1.32% A
Expenses net of all reductions	1.32% A
Net investment income (loss)	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 136
Portfolio turnover rate G	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended June 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.02
Net realized and unrealized gain (loss)	(.76)
Total from investment operations	(.74)
Net asset value, end of period	$ 9.87
Total Return B, C, D	(6.97)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.73% A
Expenses net of fee waivers, if any	1.73% A
Expenses net of all reductions	1.73% A
Net investment income (loss)	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate G	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended June 30,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.02
Net realized and unrealized gain (loss)	(.76)
Total from investment operations	(.74)
Net asset value, end of period	$ 9.87
Total Return B, C, D	(6.97)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.71% A
Expenses net of fee waivers, if any	1.71% A
Expenses net of all reductions	1.71% A
Net investment income (loss)	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 98
Portfolio turnover rate G	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mega Cap Stock

Years ended June 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 12.06	$ 10.31	$ 9.28	$ 9.24	$ 8.48
Income from Investment Operations
Net investment income (loss) B	.14	.09	.05	.14 E	.06
Net realized and unrealized gain (loss)	(1.60)	1.93	1.21	.02	.76
Total from investment operations	(1.46)	2.02	1.26	.16	.82
Distributions from net investment income	(.07)	(.09)	(.06)	(.12)	(.06)
Distributions from net realized gain	(.62)	(.18)	(.17)	-	-
Total distributions	(.69)	(.27)	(.23)	(.12)	(.06)
Net asset value, end of period	$ 9.91	$ 12.06	$ 10.31	$ 9.28	$ 9.24
Total Return A	(12.73)%	20.05%	13.63%	1.71%	9.68%
Ratios to Average Net Assets C, F
Expenses before reductions	.75%	.81%	.86%	.84%	.86%
Expenses net of fee waivers, if any	.74%	.81%	.86%	.84%	.86%
Expenses net of all reductions	.74%	.81%	.82%	.81%	.85%
Net investment income (loss)	1.28%	.79%	.51%	1.52% E	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$ 667,542	$ 205,163	$ 182,834	$ 179,344	$ 209,344
Portfolio turnover rate D	97%	94%	180%	79%	26%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended June 30,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.61
Income from Investment Operations
Net investment income (loss) D	.07
Net realized and unrealized gain (loss)	(.77)
Total from investment operations	(.70)
Net asset value, end of period	$ 9.91
Total Return B, C	(6.60)%
Ratios to Average Net Assets E, H
Expenses before reductions	.70% A
Expenses net of fee waivers, if any	.70% A
Expenses net of all reductions	.70% A
Net investment income (loss)	1.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 93
Portfolio turnover rate F	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2008

1. Organization.

Fidelity Mega Cap Stock Fund (the Fund) (formerly Fidelity Growth & Income II Portfolio) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class T, Class B, Class C, and Institutional Class shares and the existing class was designated Mega Cap Stock on February 5, 2008. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 32,029,360
Unrealized depreciation	(112,195,963)
Net unrealized appreciation (depreciation)	(80,166,603)
Undistributed ordinary income	3,708,324
Undistributed long-term capital gain	967,118

Cost for federal income tax purposes	$ 771,614,845

The tax character of distributions paid was as follows:

	June 30, 2008	June 30, 2007
Ordinary Income	$ 5,440,769	$ 1,575,615
Long-term Capital Gains	8,713,674	3,189,149
Total	$ 14,154,443	$ 4,764,764

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,027,448,757 and $447,578,450, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 107	$ 102
Class T	.25%	.25%	268	204
Class B	.75%	.25%	431	425
Class C	.75%	.25%	413	413
			$ 1,219	$ 1,144

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 95
Class T	19
Class B*	5
Class C*	-
$ 119

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Mega Cap Stock shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 97.22
Class T	150.28
Class B	83.19
Class C	69.17
Mega Cap Stock	966,538.20
Institutional Class	64.16
	$ 967,001

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $44,159 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $668 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and

Annual Report

8. Security Lending - continued

maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $295,384.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,912 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $3,979. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Mega Cap Stock	$ 3,091

In addition, FMR voluntarily agreed to reimburse a portion of the existing class' operating expenses. During the period, this reimbursement reduced the existing class' expenses by $56,875.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Notes to Financial Statements - continued

10. Other - continued

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $14,537, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2008	2007
From net investment income
Mega Cap Stock	$ 2,028,069	$ 1,575,615
From net realized gain
Mega Cap Stock	$ 12,126,374	$ 3,189,149

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2008	2007	2008	2007
Class A A
Shares sold	10,749	-	$ 114,109	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	10,749	-	$ 114,109	$ -
Class T A
Shares sold	13,813	-	$ 145,705	$ -
Shares redeemed	(75)	-	(773)	-
Net increase (decrease)	13,738	-	$ 144,932	$ -
Class B A
Shares sold	10,836	-	$ 114,788	$ -
Shares redeemed	(9)	-	(99)	-
Net increase (decrease)	10,827	-	$ 114,689	$ -
Class C A
Shares sold	9,953	-	$ 105,728	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	9,953	-	$ 105,728	$ -
Mega Cap Stock
Shares sold	62,330,525	2,800,133	$ 706,742,566	$ 31,267,121
Reinvestment of distributions	1,173,267	441,763	13,245,178	4,570,058
Shares redeemed	(13,126,183)	(3,969,395)	(142,308,777)	(44,033,396)
Net increase (decrease)	50,377,609	(727,499)	$ 577,678,967	$ (8,196,217)
Institutional Class A
Shares sold	9,425	-	$ 100,000	$ -
Shares redeemed	-	-	-	-
Net increase (decrease)	9,425	-	$ 100,000	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Mega Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mega Cap Stock Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mega Cap Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 19, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Edward C. Johnson 3d and James C. Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an overseer for the Boston Symphony Orchestra and a member of the Trustees for Villanove University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of
Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Commitee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Hastings Street Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the fund. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of the fund. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of the fund. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR Co. Legal (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of the fund. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of the fund. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Mega Cap Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	08/11/08	08/08/08	$.057	$.02

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2008, $3,867,467, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	5,283,033,775.58	95.146
Withheld	269,544,935.17	4.854
TOTAL	5,552,578,710.75	100.000
Dennis J. Dirks
Affirmative	5,309,249,727.21	95.618
Withheld	243,328,983.54	4.382
TOTAL	5,552,578,710.75	100.000
Edward C. Johnson 3d
Affirmative	5,252,938,642.62	94.604
Withheld	299,640,068.13	5.396
TOTAL	5,552,578,710.75	100.000
Alan J. Lacy
Affirmative	5,300,188,165.66	95.455
Withheld	252,390,545.09	4.545
TOTAL	5,552,578,710.75	100.000
Ned C. Lautenbach
Affirmative	5,297,558,579.14	95.407
Withheld	255,020,131.61	4.593
TOTAL	5,552,578,710.75	100.000
Joseph Mauriello
Affirmative	5,303,242,593.91	95.510
Withheld	249,336,116.84	4.490
TOTAL	5,552,578,710.75	100.000
Cornelia M. Small
Affirmative	5,306,804,229.45	95.574
Withheld	245,774,481.30	4.426
TOTAL	5,552,578,710.75	100.000
William S. Stavropoulos
Affirmative	5,284,506,192.07	95.172
Withheld	268,072,518.68	4.828
TOTAL	5,552,578,710.75	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	5,308,375,429.85	95.602
Withheld	244,203,280.90	4.398
TOTAL	5,552,578,710.75	100.000
Michael E. Wiley
Affirmative	5,304,369,992.98	95.530
Withheld	248,208,717.77	4.470
TOTAL	5,552,578,710.75	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	4,180,350,765.24	75.287
Against	812,580,433.39	14.634
Abstain	292,815,961.45	5.274
Broker Non-Votes	266,831,550.67	4.805
TOTAL	5,552,578,710.75	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co. Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AGIII-UANN-0808 1.855219.100

Item 2. Code of Ethics

As of the end of the period, June 30, 2008, Fidelity Hastings Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended June 30, 2008 and June 30, 2007, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Fifty, Fidelity Fund, Fidelity Growth Discovery Fund, and Fidelity Mega Cap Stock Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2008A	2007A
Fidelity Fifty	$38,000	$41,000
Fidelity Fund	$69,000	$80,000
Fidelity Growth Discovery Fund	$39,000	$41,000
Fidelity Mega Cap Stock Fund	$37,000	$39,000
All funds in the Fidelity Group of Funds audited by PwC	$14,000,000	$13,900,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended June 30, 2008 and June 30, 2007 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2008A	2007A
Fidelity Fifty	$0	$0
Fidelity Fund	$0	$0
Fidelity Growth Discovery Fund	$0	$0
Fidelity Mega Cap Stock Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended June 30, 2008 and June 30, 2007, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2008A	2007A
PwC	$1,010,000	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended June 30, 2008 and June 30, 2007, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2008A	2007A
Fidelity Fifty	$3,200	$2,900
Fidelity Fund	$3,900	$3,800
Fidelity Growth Discovery Fund	$3,200	$2,900
Fidelity Mega Cap Stock Fund	$3,200	$2,900
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended June 30, 2008 and June 30, 2007, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2008A	2007A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended June 30, 2008 and June 30, 2007, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2008A	2007A
Fidelity Fifty	$2,000	$2,000
Fidelity Fund	$5,500	$6,100
Fidelity Growth Discovery Fund	$1,900	$1,400
Fidelity Mega Cap Stock Fund	$1,400	$1,300
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended June 30, 2008 and June 30, 2007, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2008A	2007A
PwC	$235,000	$225,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended June 30, 2008 and June 30, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended June 30, 2008 and June 30, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended June 30, 2008 and June 30, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended June 30, 2008 and June 30, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended June 30, 2008 and June 30, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended June 30, 2008 and June 30, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended June 30, 2008 and June 30, 2007, the aggregate fees billed by PwC of $2,245,000A and $1,350,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2008A	2007A
Covered Services	$1,270,000	$250,000
Non-Covered Services	$975,000	$1,100,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Hastings Street Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	August 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	August 28, 2008
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	August 28, 2008